Prospectuses dated May 1, 1998, should be inserted here.

 PROSPECTUS

May 1, 1998
Balanced Fund

 A fund seeking capital appreciation and current income from a diversified portfolio of stocks and bonds.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Balanced Fund


Investment Goal

To provide long-term capital appreciation and current income with moderate fluctuations in share price.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest in a diversified portfolio consisting of approximately 60% in common stocks and the balance in fixed income securities and cash reserves.


Risk/Reward

The potential to balance, over time, the capital appreciation offered by stocks with the income and relative stability of fixed income securities. However, the fund's share price will fluctuate as stock and bond market conditions change, and this fluctuation could cause a loss.


Investor Profile
Individuals seeking a relatively conservative approach to long-term capital growth who can nevertheless accept the risk of price declines. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 5
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 8
Distributions and Taxes 9
Transaction Procedures and Special Requirements 11
3

MORE ABOUT THE FUND

Organization and Management 15
Understanding Performance Information 17
Investment Policies and Practices 18
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 27
Opening a New Account 27
Purchasing Additional Shares 29
Exchanging and Redeeming 29
Rights Reserved by the Fund 31
Shareholder Services 31
Discount Brokerage 33
Investment Information 34
T. Rowe PriceBalanced Fund,Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the fund for a year, based on 1997 fiscal year expenses. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                                                                 Percentage of
                                             Shareholder                                                         Fiscal 1997 Average
                                             Transaction Expenses          Annual Fund Expenses                  Net Assets
                                             Sales charge "load" on  None  Management fee                        0.47%
                                             purchases
                                             ---------------------------------------------------------------------------------------
                                             Sales charge "load" on
                                             reinvested              None  Marketing fees (12b-1)                None
                                             distributions
                                             ---------------------------------------------------------------------------------------
                                             Redemption fees         None  Total other (shareholder servicing,   0.34%
                                                                           custodial, auditing, etc.)
                                             ---------------------------------------------------------------------------------------
                                             Exchange fees           None  Total fund expenses                   0.81%
------------------------------------------------------------------------------------------------------------------------------------



Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.15%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

ABOUT THE FUND                                3
   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $8            $26           $45           $100
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The financial statements for the years ended October 31, 1991, and prior were derived from financial statements audited by other independent accountants, whose reports expressed unqualified opinions on those statements.

T. ROWE PRICE                                 4

 Table 3 Financial Highlights
                     Income From Investment Activities         Less Distributions                      Net Asset
                                                                                                       Value
         Net Asset  Net            Net Realized   Total From  Net                                      Net Asset
Period   Value,     Investment     & Unrealized   Investment  Investment  Net Realized  Total          Value, End
Ended    Beginning  Income (Loss)  Gain (Loss)on  Activities  Income      Gain          Distributions  of Period
         of Period                 Investments

1988     $11.02     $0.47          $0.32          $0.79       $(0.46)     $(1.94)       $(2.40)        $9.41
         ----------------------------------------------------------------------------------------------------------
1989     9.41       0.62           0.95           1.57        (0.61)      --            (0.61)         10.37
         ----------------------------------------------------------------------------------------------------------
1990     10.37      0.71           (0.50)         0.21        (0.77)      --            (0.77)         9.81
         ----------------------------------------------------------------------------------------------------------
1991     9.81       0.62           1.51           2.13        (0.51)      --            (0.51)         11.43
         ----------------------------------------------------------------------------------------------------------
1992     11.43      0.33//         0.86           1.19        (0.58)      (1.18)        (1.76)         10.86
         ----------------------------------------------------------------------------------------------------------
1992/b/  10.86      0.06/a/        0.29           0.35        (0.09)      (0.05)        (0.14)         11.07
         ----------------------------------------------------------------------------------------------------------
1993     11.07      0.40/a/        1.05           1.45        (0.39)      (0.11)        (0.50)         12.02
         ----------------------------------------------------------------------------------------------------------
1994     12.02      0.43           (0.68)         (0.25)      (0.43)      (0.20)        (0.63)         11.14
         ----------------------------------------------------------------------------------------------------------
1995     11.14      0.48           2.24           2.72        (0.47)      (0.17)        (0.64)         13.22
         ----------------------------------------------------------------------------------------------------------
1996     13.22      0.51           1.38           1.89        (0.50)      (0.13)        (0.63)         14.48
         ----------------------------------------------------------------------------------------------------------
1997     14.48      0.53           2.18           2.71        (0.53)      (0.12)        (0.65)         16.54
------------------------------------------------------------------------------------------------------------------------




  Table 3  Financial Highlights (continued)
          Returns, Ratios, and Supplemental Data
         Total Return                   Ratio of     Ratio of Net
Period   (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
Ended    Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
         Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                     Assets

1988     9.0%            $163,665       1.25%        5.19%         251.0%     --
         ---------------------------------------------------------------------------------
1989     20.7            167,040        1.15         6.27          219.1      --
         ---------------------------------------------------------------------------------
1990     7.2             156,374        0.94         6.82          127.2      --
         ---------------------------------------------------------------------------------
1991     22.0            175,093        1.10         5.61          239.9      --
         ---------------------------------------------------------------------------------
1992     11.20           239,195        1.03/a/      4.07          207.7      --
         ---------------------------------------------------------------------------------
1992/b/  3.32/a/         250,035        1.00/ac/     3.85/ac/      58.0/c/    --
         ---------------------------------------------------------------------------------
1993     13.35/a/        340,800        1.00/a/      3.45/a/       8.7        --
         ---------------------------------------------------------------------------------
1994     (2.05)          392,003        1.00         3.72          33.3       --
         ---------------------------------------------------------------------------------
1995     24.88           608,088        0.95         3.87          12.6       --
         ---------------------------------------------------------------------------------
1996     14.57           875,973        0.87         3.70          22.3       $0.0438
         ---------------------------------------------------------------------------------
1997     18.97           1,219,224      0.81         3.36          15.5       0.0349
-----------------------------------------------------------------------------------------------




 /a/
  Excludes expenses in excess of a 1.00% voluntary expense limitation in effect from the reorganization date through December 31, 1994.

 /b/
  Two months ended December 31, 1992. Fiscal year-end changed from October 31 to December 31.

 /c/Annualized.

Note:
All share data figures have been restated to reflect the reorganization of the fund effective August 31, 1992. The information provided for periods prior to September 1, 1992, represents the activities of Axe-Houghton Fund B, as restated.

ABOUT THE FUND                                5
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The investment objective is to provide capital appreciation, current income, and preservation of capital through investments in common stocks and fixed income securities.


 What is the fund's investment program?


   The fund will normally invest approximately 60% of its total assets in common stocks and the remaining 40% in various fixed income securities. Common stock investments will be concentrated primarily in larger, established companies but may also include small and medium-sized companies with good growth prospects.

   The precise mix of equity and fixed income will vary depending on T. Rowe Price's outlook on the markets, but at least 25% of total assets will be invested in senior fixed income securities (other than convertible or subordinated issues). Bond investments will include U.S. Treasury and agency issues, corporate debt (including junk bonds), and mortgage-backed and other fixed income securities. Maturities will vary with T. Rowe Price's view of market conditions. The fund may also invest in foreign issues to increase diversification.

   The fund may purchase convertible securities and warrants, when considered consistent with the fund's investment objectives and program, and may engage in a variety of investment management practices, such as buying and selling futures and options.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What is a "balanced" investment approach?

   This approach attempts to balance the potential for growth and greater volatility of stocks with the stable income and normally more moderate price fluctuations of fixed income securities. It is widely regarded as a conservative strategy designed to cushion an investment from the volatility associated with funds composed exclusively of common stocks.

T. ROWE PRICE                                 6
 What are some of the fund's potential risks?

   The fund's balance between stocks and fixed income securities could limit its potential for capital appreciation compared with an all-stock fund. Sharply rising interest rates would decrease the value of the bonds in the portfolio, further restraining total return. Also, foreign securities purchased by the fund are subject to the additional risk of currency fluctuations as well as other risks discussed under Investment Policies and Practices.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?


   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objectives, policies, and overall risk profile as described in this prospectus. The fund will limit its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.


 What are some of the fund's potential rewards?

   Income is normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, income is usually more reliable.

   The fund is designed for investors seeking to balance potential capital appreciation through common stocks with the income and relative stability of bonds over the long term. Its balanced approach to achieving a combination of growth, income, and stability is used by many large pension funds because of their conservative, long-term focus. For an IRA, retirement plan, or other long-term investment, the fund can offer a well-balanced program that seeks to combine attractive returns with the benefits of broad diversification.

ABOUT THE FUND                                7
 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations of stocks and bonds in an effort to achieve capital appreciation and income, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-
    sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT                            9
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) quarterly.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a

T. ROWE PRICE                                 10
   specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is

ABOUT YOUR ACCOUNT                            11
   reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.


   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

T. ROWE PRICE                                 12
 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

ABOUT YOUR ACCOUNT                            13

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)

T. ROWE PRICE                                 14
 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1991 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specific objectives. On August 31, 1992, the fund acquired substantially all of the assets of Axe-Houghton Fund B pursuant to an Agreement and Plan of Reorganization. As a result of that transaction, the fund succeeded to the performance record of Axe-Houghton Fund B. The performance record of the fund prior to September 1, 1992, is the result of investment managers other than T. Rowe Price.

    .Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

   .Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

   Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board

T. ROWE PRICE                                 16
   elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Richard T. Whitney, Chairman, Stephen W. Boesel, James A. C. Kennedy III, Edmund M. Notzon, Peter Van Dyke, and Mark J. Vaselkiv. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Whitney has been chairman of the fund's committee since 1994. Mr. Whitney joined T. Rowe Price in 1985 and has been managing investments since 1986.


   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $424,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $2,410,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $94,000 to T. Rowe Price for accounting services.

   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits

ABOUT YOUR ACCOUNT                            17
   of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                             0.334%                           First $50 billion/a/
                             ----------------------------------------------------------------------
                             0.305%                           Next $30 billion
                             ----------------------------------------------------------------------
                             0.300%                           Thereafter
--------------------------------------------------------------------------------------------------------
                             /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.

T. ROWE PRICE                                 18
 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

MORE ABOUT THE FUND                           19
  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some

T. ROWE PRICE                                 20
   special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

   Debt Securities

   A bond or money market instrument is usually an interest-bearing security- an IOU-issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Money market securities and bonds (such as zero coupon bonds) may also be issued in discounted form to reflect the rate of interest paid. In such a case, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.


   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

MORE ABOUT THE FUND                           21

   Certain bonds have interest rates, adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain conditions.

   Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.


   In addition to conventional corporate bonds, some of the debt securities in which the fund may invest are described below. Unless otherwise indicated here or in the fund's overall program, there is no limit on the amount that may be committed to any of these securities.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, or the financial institution providing the credit support.

   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any

T. ROWE PRICE                                 22
   investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

   Additional mortgage-backed securities in which the fund may invest include:


   Operating policy The fund may invest up to 20% of its total assets in the types of mortgage-backed securities described below.

  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

MORE ABOUT THE FUND                           23
   Operating policy The fund may invest up to 10% of its total assets in stripped mortgage securities.


   High-Yield, High-Risk Investing
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.

  . At its discretion, the fund may retain a security whose credit quality is down- graded after purchase.

   Deferrable Subordinated Securities
   Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund's investment objective and program.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political

T. ROWE PRICE                                 24
   events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.


 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at

MORE ABOUT THE FUND                           25
   a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 26
   When-Issued Securities and Forward Commitment Contracts
   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in that fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover

   The fund will not generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund cannot accurately predict its annual portfolio turnover rate for either the equity or fixed income portion of its portfolio; however, the rates for the entire fund for the years ended December 31, 1997, 1996, and 1995, were 15.5%, 22.3%, and 12.6%, respectively.


 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 28
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  29
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

T. ROWE PRICE                                 30
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

INVESTING WITH T. ROWE PRICE                  31
 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor

T. ROWE PRICE                                 32
Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund

INVESTING WITH T. ROWE PRICE                  33
account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

T. ROWE PRICE                                 34

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

INVESTING WITH T. ROWE PRICE                  35
Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F68-040 5/1/98

 PROSPECTUS

May 1, 1998
Diversified Small-Cap Growth Fund

 An aggressive fund seeking long-term appreciation through a widely diversified portfolio of small-cap growth stocks.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Diversified Small-Cap Growth Fund


Investment Goal
To provide long-term capital appreciation by investing in small-capitalization growth stocks.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To use proprietary quantitative strategies to construct a broadly diversified portfolio of small-cap growth stocks.


Risk/Reward
The potential for greater appreciation than a fund focusing on large companies or emphasizing value stocks, but accompanied by greater risk of price declines. The fund's share price may decline, causing a loss.


Investor Profile
Investors seeking an aggressive, long-term approach to building capital who can accept the higher price fluctuations inherent in small-stock investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. Shares purchased and held for less than six months are subject to a 1% redemption fee, paid to the fund. No fees or charges to buy shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 4
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 8
Distributions and Taxes 10
Transaction Procedures and Special Requirements 12
3

MORE ABOUT THE FUND

Organization and Management 16
Understanding Performance Information 18
Investment Policies and Practices 19
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 25
Opening a New Account 25
Purchasing Additional Shares 27
Exchanging and Redeeming 27
Rights Reserved by the Fund 29
Shareholder Services 29
Discount Brokerage 31
Investment Information 33
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate the fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1 Transaction and Fund Expenses
                                                                         Shareholder Transaction Expenses

                                                                         Sales charge "load" on purchases    None
                                                                         ----------------------------------------------
                                                                         Sales charge "load" on reinvested   None
                                                                         distributions
                                                                         ----------------------------------------------
                                                                         Redemption fees (on shares held     1.00%
                                                                         less than six months)               /a/
                                                                         ----------------------------------------------
                                                                         Exchange fees                       None
-----------------------------------------------------------------------------------------------------------------------
Annual Fund Expenses                 Percentage of Fiscal 1997
(after reduction)                    Average Net Assets
Management fee                       0.31%/b/
----------------------------------------------------------------------------------------------------
Marketing fees (12b-1)               None
---------------------------------------------------------------------------------------------------
Total other (shareholder servicing,  0.94%/b/
custodial, auditing, etc.)
----------------------------------------------------------------------------------------------------
Total fund expenses                  1.25%/b/
---------------------------------------------------------------------------------------------------------



 /a/
  Please see Contingent Redemption Fee under Pricing Shares and Receiving Sale Proceeds for additional information.
 /b
  /To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to waive its fees and bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000 (for the first agreement), or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the fund's management fee, other expenses, and total expense ratio would have been 0.67%, 0.94%, and 1.61%, respectively. Organizational expenses will be charged to the fund over a period not to exceed 60 months.
Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

ABOUT THE FUND                               3
   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.35%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $13           $40           $69           $151
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.




 Table 3 Financial Highlights

------------------------------------------------
                                     Net Asset
                            Period   Value,
                            Ended    Beginning
                                     of Period

                            1997/a/  $10.00
------------------------------------------------
          Income From Investment Activities          Less Distributions                      Net Asset
                                                                                             Value
--------------------------------------------------------------------------------------------------------------
         Net            Net Realized    Total From  Net                                      Net Asset
Period   Investment     & Unrealized    Investment  Investment  Net Realized  Total          Value, End
Ended    Income (Loss)  Gain (Loss) on  Activities  Income      Gain          Distributions  of Period
                        Investments

1997/a/  $(0.03)/b/     $0.74/c/        $0.71           --      $(0.01)       $(0.01)        $10.70
--------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 4




  Table 3 Financial Highlights (continued)
                                                                                                                                   <
                                                   Returns, Ratios, and Supplemental Data
                                                  Total Return                   Ratio of     Ratio of Net
                                         Period   (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
                                         Ended    Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
                                                  Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                                                              Assets

                                         1997/a/  7.10%/b/        $72,071        1.25%/bd/    (0.67)%/bd/   13.4%/d/   $0.0252
------------------------------------------------------------------------------------------------------------------------------------





 /a/ From June 30, 1997 (commencement of operations) to December 31, 1997.

 /b/
  Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1998.

 /c/
  The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

 /d/Annualized.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


 What is the fund's investment program?

   The fund will invest at least 80% of total assets in small-cap growth companies. The portfolio will be more broadly diversified than the typical small-cap growth fund; the top 25 holdings will not compose a significant portion of fund assets. Stock selection is based on a variety of quantitative models designed by T. Rowe Price to identify the key characteristics of small-cap growth stocks. The fund

ABOUT THE FUND                               5
   will typically hold minimum cash reserves in order to maximize exposure to this market area. To help the fund manage cash flows efficiently and maintain consistent market exposure, the fund may also buy and sell stock index futures.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What is meant by a "small-cap growth company"?


   These companies are still in the process of developing and are expected by T. Rowe Price to achieve long-term earnings growth rates that reach new highs over time. For purposes of this fund, a small company is defined as one whose market capitalization is smaller than 90% of the companies in the Standard & Poor's 500 Stock Index. As of December 31, 1997, this included companies with market caps under approximately $1.7 billion, but the upper size limit will vary with market fluctuations. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

  . Growth investors look for companies with above-average earnings gains.


 Does the fund only invest in small-cap growth stocks?

   Most of the stocks purchased by the fund will be in the size range described above. However, the fund may on occasion purchase a stock whose market cap exceeds the range, and it will not automatically sell a stock just because the company's market cap has grown beyond the upper end of the range.


 How is the fund's portfolio constructed?

   The fund manager will use a number of proprietary quantitative models to identify and measure the major, often unique, characteristics of stocks in the small-cap growth sector. Among other factors, the models may reflect the degree of institutional ownership of stocks in this sector. Based on these models, stocks are selected in a "top down" manner so that the portfolio as a whole reflects the specific characteristics that the manager considers important, such as valuations (e.g., price/earnings or price/book value ratios) and projected earnings growth. The fund's resulting high degree of diversification is likely to minimize the effects of individual security selection on fund performance.


 How does the fund benefit from T. Rowe Price's expertise in small-cap growth investing?

   Our extensive experience in all aspects of small-cap growth investing-research, trading, portfolio strategy-provides the foundation for the decisions and judgment needed to develop the fund's quantitative investment strategies. In essence, the fund manager leverages this fundamental expertise through computer technology to build the relevant investment models, to assess how

T. ROWE PRICE                                 6
   well the models capture important small-cap growth stock attributes, and to adjust them as needed over time. Thus, both qualitative and quantitative expertise is harnessed in attempting to optimize long-term performance.


 What are some potential advantages of this type of approach?

   The fund's program offers several benefits for investors who want to diversify their equity portfolios by adding exposure to the small-cap growth investment sector. First, small companies may offer greater opportunity for capital appreciation than larger, more established companies. Second, the fund's broad diversification may make it less volatile than small-cap growth funds that have more concentrated portfolios. Third, portfolio turnover should be lower than in the average small-cap fund, which may reduce the investor's potential capital gains tax exposure.


 What are some of the fund's potential risks?

   Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience.

   A value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

ABOUT THE FUND                               7
  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. This fund is expected to be appropriate for investors seeking long-term capital growth who can accept the higher price fluctuations inherent in small-stock investing.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

   You should also review the information in Section 2 that discusses contingent redemption fees.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.

  How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.
   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.
   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

ABOUT THE FUND                               9
 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   The fund is designed for long-term investors willing to accept the risks associated with an investment in common stocks of small companies that are not widely held by institutional investors. Such securities tend to be less liquid than larger company stocks. The fund is not designed for short-term traders, whose frequent purchases, redemptions, and exchanges can unnecessarily disrupt the fund's investment program and drive up the fund's transaction costs. For these reasons, the fund assesses a 1.00% fee on redemptions (including exchanges) of shares held for less than six months.

   Redemption fees are paid to the fund to help offset transaction costs and to protect the fund's long-term shareholders. The fund will use the "first-in, first-out" (FIFO) method to determine the six-months holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be charged.

T. ROWE PRICE                                 10
   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "six months," the fund will use the anniversary date of a transaction. Thus, shares purchased on July 1, 1997, for example, will be subject to the fee if they are redeemed on or prior to December 31, 1997. If they are redeemed on or after January 1, 1998, they will not be subject to the fee.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

ABOUT THE FUND                               11
  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

T. ROWE PRICE                                 12

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.

   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

ABOUT THE FUND                               13
   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

T. ROWE PRICE                                 14
 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)

ABOUT THE FUND                               15
 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1997 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   .Shareholder benefit from T. Rowe Price's 61 years of investment management experience.

    What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

   .Receive a proportional interest in the fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

ABOUT THE FUND                               17
 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Richard T. Whitney, Chairman, Marc L. Baylin, Kristen F. Culp, John H. Laporte, Donald J. Peters, and Paul W. Wojcik. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Whitney is chairman of the fund's committee. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $105,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services, and $30,000 to T. Rowe Price for accounting services.

T. ROWE PRICE                                 18
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder

ABOUT THE FUND                               19
   reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

T. ROWE PRICE                                 20
   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

ABOUT THE FUND                               21
   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 10% of its total assets (excluding reserves) in foreign securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

T. ROWE PRICE                                 22
   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income;

ABOUT THE FUND                               23
   and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 24
   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rate for the fiscal year ending December 31, 1997, was 13.4% (annualized).


 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 26
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

ABOUT THE FUND                               27
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

T. ROWE PRICE                                 28
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

ABOUT THE FUND                               29
 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor

T. ROWE PRICE                                 30
Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund

ABOUT THE FUND                               31
account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

T. ROWE PRICE                                 32

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./

ABOUT THE FUND                               33
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE                                 34

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
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 Shareholder Services
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 Tele*Access/(R)/
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 1-800-638-5660

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 1-800-401-3279
 For retirement plan
 investors

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 Financial Center
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 10th Floor
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Internet Address
 www.troweprice.com
(LOGO)

F20-040 5/1/98

 PROSPECTUS

May 1, 1998
Dividend Growth Fund

 A stock fund seeking growing dividend income, long-term capital appreciation, and a reasonable level of current income.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Dividend Growth Fund


Investment Goal
To provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest primarily in dividend-paying common stocks that have favorable prospects for increasing dividends and long-term appreciation.


Risk/Reward
The potential to provide growing income and long-term capital appreciation. Stocks paying attractive dividends generally have less volatile share prices than those paying below-average dividends or none at all. However, the fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking increasing income over time along with capital appreciation who can accept the price declines inherent in common stock investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 4
Fund, Market, and Risk Characteristics 5
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 8
Distributions and Taxes 9
Transaction Procedures and Special Requirements 12
3

MORE ABOUT THE FUND

Organization and Management 15
Understanding Performance Information 18
Investment Policies and Practices 19
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 26
Opening a New Account 26
Purchasing Additional Shares 28
Exchanging and Redeeming 29
Rights Reserved by the Fund 30
Shareholder Services 31
Discount Brokerage 33
Investment Information 34
T. Rowe Price Dividend Growth Fund, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the fund for a year, based on 1997 fiscal year expenses. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                                                                 Percentage of
                                             Shareholder                                                         Fiscal 1997 Average
                                             Transaction Expenses          Annual Fund Expenses                  Net Assets
                                             Sales charge "load" on  None  Management fee                        0.52%
                                             purchases
                                             ---------------------------------------------------------------------------------------
                                             Sales charge "load" on
                                             reinvested              None  Marketing fees (12b-1)                None
                                             distributions
                                             ---------------------------------------------------------------------------------------
                                             Redemption fees         None  Total other (shareholder servicing,   0.28%
                                                                           custodial, auditing, etc.)
                                             ---------------------------------------------------------------------------------------
                                             Exchange fees           None  Total fund expenses                   0.80%
------------------------------------------------------------------------------------------------------------------------------------



Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.20%.
  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services
  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

ABOUT THE FUND                               3
   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $8            $26           $44           $99
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.

T. ROWE PRICE                                 4
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.


 Table 3 Financial Highlights
                                                                                       Income From Investmen tActivities
                                                                            Net Asset  Net            Net Realized    Total  From
                                                                   Period   Value,     Investment     & Unrealized    Investment
                                                                   Ended    Beginning  Income (Loss)  Gain (Loss) on  Activities
                                                                            of Period                 Investments

                                                                   1993/a/  $10.00     $ 0.29/b/      $  1.63         $1.92
                                                                            -------------------------------------------------------
                                                                   1994     11.48      0.35/b/        (0.11)          0.24
                                                                            -------------------------------------------------------
                                                                   1995     11.04      0.36/d/        3.08            3.44
                                                                            -------------------------------------------------------
                                                                   1996     13.81      0.35           3.08            3.43
                                                                            -------------------------------------------------------
                                                                   1997     16.37      0.44           4.51            4.95
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Net Asset
         Less Distributions                       Value
Period   Net         Net Realized  Total          Net Asset
Ended    Investment  Gain          Distributions  Value, End
         Income                                   of Period
1993/a/  $(0.29)     $(0.15)       $(0.44)        $11.48
         -----------------------------------------------------
1994     (0.34)      (0.34)        (0.68)         11.04
         -----------------------------------------------------
1995     (0.36)      (0.31)        (0.67)         13.81
         -----------------------------------------------------
1996     (0.36)      (0.51)        (0.87)         16.37
         -----------------------------------------------------
1997     (0.44)      (0.75)        (1.19)         20.13
-------------------------------------------------------------------





  Table 3  Financial Highlights (continued)
                                                   Returns, Ratios, and Supplemental Data
                                                   Total Return                   Ratio of     Ratio of Net
                                          Period   (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
                                           Ended   Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
                                                   Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                                                               Assets

                                            1993/a/19.41%/b/       $40,862        1.00%/bc/    2.60%/bc/     51.2%/c/           --
                                                   ---------------------------------------------------------------------------------
                                            1994   2.16/b/         53,597         1.00/b/      3.11/b/       71.4               --
                                                   ---------------------------------------------------------------------------------
                                            1995   31.75/d/        84,500         1.10/d/      2.92/d/       56.1               --
                                                   ---------------------------------------------------------------------------------
                                            1996   25.36           209,498        1.10         2.53          43.1       $0.0478
                                                   ---------------------------------------------------------------------------------
                                            1997   30.77           746,911        0.80         2.42          39.1       0.0459
------------------------------------------------------------------------------------------------------------------------------------



 /a/ From December 30, 1992 (commencement of operations) to December 31, 1993.

 /b/
  Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 1994.

 /c/                                 Annualized.

 /d/
  Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through December 31, 1996.

ABOUT THE FUND                               5
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund's objective is to provide increasing dividend income over time, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying stocks.


 What is the fund's investment program?

   The fund will typically invest at least 65% of total assets in dividend-paying common stocks that are expected by T. Rowe Price to increase their dividends over time and also provide long-term appreciation.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What are the fund's major characteristics?

   T. Rowe Price believes that a track record of dividend increases is an excellent indicator of a company's financial health and growth prospects. Dividends can provide a significant portion of an investor's total return, and dividend growth has exceeded the rate of inflation over time. The fund will look for stocks with both above-average earnings and dividend growth potential, and will attempt to buy them when they are temporarily out of favor or undervalued by the market.


 How does the fund select investments for the portfolio?

   The fund will look for companies that display one or more of the following:

  . Either a track record of, or the potential for, above-average earnings and dividend growth;

  . Competitive current dividend yield;

  . A sound balance sheet and solid cash flow to support future dividend increases;

  . A sustainable competitive advantage and leading market position; and

T. ROWE PRICE                                 6
  . Attractive valuations such as a relatively high dividend yield.


 What are some of the fund's potential risks?

   The fund's primary bias toward established, dividend-paying companies could result in a concentration of large-capitalization stocks, limiting the fund's potential for capital appreciation. The fund is also subject to market risk, or the risk of investing in the stock market.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?

   Over time, the fund will seek investments that will allow the fund's dividend growth rate to exceed the inflation rate and that can provide capital appreciation as well. While a company's stock price can go up or down in response to earnings or to fluctuations in the general market, dividends, the second component of a fund's total return, are usually more reliable. Therefore, dividend-paying stocks generally are less volatile than those paying below-average dividends or none at all.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations inherent in stock investing in an effort to achieve increasing income over time, capital appreciation, and an attractive level of current income, the fund could be an appropriate part of your overall investment strategy.

ABOUT THE FUND                               7
 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

ABOUT THE FUND                               9
 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) quarterly.

T. ROWE PRICE                                 10
  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

ABOUT THE FUND                               11
   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.


   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

T. ROWE PRICE                                 12
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

ABOUT THE FUND                               13
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE                                 14
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1992 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

    .Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

     What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

   .Receive a proportional interest in a fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 16
 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   William J. Stromberg, Chairman, Thomas J. Huber, David M. Lee, Donald J. Peters, Larry J. Puglia, and Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Stromberg has been chairman of the fund's committee since 1992. Mr. Stromberg joined T. Rowe Price in 1987 and has been managing investments since 1989.


   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $691,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $32,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $65,000 to
   T. Rowe Price for accounting services.

ABOUT THE FUND                               17
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.

T. ROWE PRICE                                 18
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

ABOUT THE FUND                               19
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

T. ROWE PRICE                                 20
 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ABOUT THE FUND                               21
   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


   High-Yield, High-Risk Investing
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.

T. ROWE PRICE                                 22
   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

ABOUT THE FUND                               23
 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

T. ROWE PRICE                                 24
   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1997, 1996, and 1995, were 39.1%, 43.1%, and 56.1%, respectively.

ABOUT THE FUND                               25

 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept thirdparty checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

ABOUT THE FUND                               27
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE                                 28
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

ABOUT THE FUND                               29
 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

T. ROWE PRICE                                 30
Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

ABOUT THE FUND                               31
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-

T. ROWE PRICE                                 32
cate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

ABOUT THE FUND                               33
Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE                                 34
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F58-040 5/1/98

 PROSPECTUS

May 1, 1998
Equity IncomeFund

 A stock fund seeking substantial dividend income and also capital appreciation over time.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Equity Income Fund


Investment Goal
To provide substantial dividend income and also long-term capital appreciation.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest primarily in dividend-paying common stocks, particularly of established companies, with favorable prospects for both increasing dividends and capital appreciation.


Risk/Reward
A conservative stock fund with the potential for dividend income and some capital appreciation. Lower risk than a fund focusing on growth stocks, but greater risk than a bond fund. Stocks paying high dividends tend to be less volatile than those paying below-average dividends. However, the fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking a relatively conservative approach to investing in stocks who can accept the risk of loss inherent in common stock investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 4
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 9
Distributions and Taxes 10
Transaction Procedures and Special Requirements 13
3

MORE ABOUT THE FUND

Organization and Management 16
Understanding Performance Information 18
Investment Policies and Practices 19
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 25
Opening a New Account 25
Purchasing Additional Shares 27
Exchanging and Redeeming 28
Rights Reserved by the Fund 29
Shareholder Services 30
Discount Brokerage 33
Investment Information 34
T. Rowe PriceEquity IncomeFund
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the fund for a year, based on 1997 fiscal year expenses. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                                                                 Percentage of
                                             Shareholder                                                         Fiscal 1997 Average
                                             Transaction Expenses          Annual Fund Expenses                  Net Assets
                                             Sales charge "load" on  None  Management fee                        0.57%
                                             purchases
                                             ---------------------------------------------------------------------------------------
                                             Sales charge "load" on
                                             reinvested              None  Marketing fees (12b-1)                None
                                             distributions
                                             ---------------------------------------------------------------------------------------
                                             Redemption fees         None  Total other (shareholder servicing,   0.22%
                                                                           custodial, auditing, etc.)
                                             ---------------------------------------------------------------------------------------
                                             Exchange fees           None  Total fund expenses                   0.79%
------------------------------------------------------------------------------------------------------------------------------------



Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.25%.
  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.
  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

ABOUT THE FUND                                3
   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $8            $25           $44           $98
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.


 Table 3 Financial Highlights
---------------------------------------------------------------------------
                                                                                                  Net Asset
                   Income From Investment Activities       Less Distributions                     Value
         Net Asset Net           Net Realized   Total From Net                                    Net Asset
Period   Value,    Investment    &Unrealized    Investment Investment  Net Realized Total         Value, End
Ended    Beginning Income (Loss) Gain (Loss) on Activities Income      Gain         Distributions of Period
         of Period               Investments
1988     $11.29    $0.63         $2.46          $3.09      $(0.62)     $(0.38)      $(1.00)       $13.38
         -----------------------------------------------------------------------------------------------------
1989     13.38     0.77          1.06           1.83       (0.76)      (0.39)       (1.15)        14.06
         -----------------------------------------------------------------------------------------------------
1990     14.06     0.67          (1.62)         (0.95)     (0.65)      (0.19)       (0.84)        12.27
         -----------------------------------------------------------------------------------------------------
1991     12.27     0.62          2.44           3.06       (0.61)      (0.10)       (0.71)        14.62
         -----------------------------------------------------------------------------------------------------
1992     14.62     0.62          1.41           2.03       (0.63)      (0.39)       (1.02)        15.63
         -----------------------------------------------------------------------------------------------------
1993     15.63     0.54          1.74           2.28       (0.54)      (0.72)       (1.26)        16.65
         -----------------------------------------------------------------------------------------------------
1994     16.65     0.60          0.13           0.73       (0.59)      (0.81)       (1.40)        15.98
         -----------------------------------------------------------------------------------------------------
1995     15.98     0.66          4.56           5.22       (0.65)      (0.54)       (1.19)        20.01
         -----------------------------------------------------------------------------------------------------
1996     20.01     0.64          3.38           4.02       (0.65)      (0.84)       (1.49)        22.54
         -----------------------------------------------------------------------------------------------------
1997     22.54     0.66          5.67           6.33       (0.66)      (2.14)       (2.80)        26.07
--------------------------------------------------------------------------------------------------------------


                         (continued on next page)

T. ROWE PRICE                                 4

  Table 3 Financial Highlights (continued)
                                                                                                                                  <C
                                                  Returns, Ratios, and Supplemental Data
                                                 Total Return                   Ratio of     Ratio of Net
                                         Period  (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
                                         Ended   Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
                                                 Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                                                             Assets

                                         1988    27.6%           $500,922       1.30%        4.83%         36.4%              --
                                                 ---------------------------------------------------------------------------------
                                         1989    13.74           968,441        1.11         5.31          34.4               --
                                                 ---------------------------------------------------------------------------------
                                         1990    (6.79)          862,059        1.13         5.09          24.4               --
                                                 ---------------------------------------------------------------------------------
                                         1991    25.30           1,335,400      1.05         4.44          33.5               --
                                                 ---------------------------------------------------------------------------------
                                         1992    14.13           2,091,535      0.97         3.95          30.0               --
                                                 ---------------------------------------------------------------------------------
                                         1993    14.84           2,851,347      0.91         3.23          31.2               --
                                                 ---------------------------------------------------------------------------------
                                         1994    4.53            3,203,851      0.88         3.63          36.3               --
                                                 ---------------------------------------------------------------------------------
                                         1995    33.35           5,214,778      0.85         3.69          21.4               --
                                                 ---------------------------------------------------------------------------------
                                         1996    20.40           7,818,134      0.81         3.08          25.0       $0.0576
                                                 ---------------------------------------------------------------------------------
                                         1997    28.82           12,771,185     0.79         2.67          23.9       0.0444
------------------------------------------------------------------------------------------------------------------------------------






 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies.

 What is the fund's investment program?

   Under normal circumstances, the fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. These companies are expected to have favorable prospects for dividend growth and capital appreciation, as determined by T. Rowe Price.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage

ABOUT THE FUND                                5
   in a variety of investment management practices, such as buying and selling futures and options.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What are the fund's major characteristics?

   T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund's yield to be above that of the Standard & Poor's 500 Stock Index. The fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.


 How does the fund select investments for the portfolio?

   The fund will generally consider companies with the following characteristics:

  . An established operating history.

  . Above-average current dividend yield relative to the average yield of the S&P 500.

  . Low price/earnings ratios relative to the S&P 500.

  . A sound balance sheet and other financial characteristics.

  . Low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.


 What is meant by a "value" investment approach?

   Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly.

   Finding undervalued stocks requires considerable research to identify the particular company, analyze its underlying financial condition and prospects, and assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

  . Value investors look for undervalued assets.

   Some of the principal measures used to identify such stocks are:

  . Price/earnings ratio Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

T. ROWE PRICE                                 6

  . Price/book value ratio Dividing a stock's price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

  . Dividend yield A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

  . A stock selling at $10 with a dividend of $0.50 has a 5% yield.

  . Price/cash flow Dividing a stock's price by the company's cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

  . Undervalued assets This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

  . Restructuring opportunities The market can react favorably to the announcement of the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

ABOUT THE FUND                                7
 What are some examples of undervalued situations?

   There are numerous situations in which a company's value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company's stock price could rise. In another example, a company's management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

   Sometimes new management can revitalize companies that have grown fat or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buying back outstanding shares of common stock, or raising the dividend.


 What are some of the fund's potential risks?


   The fund's emphasis on stocks of established, high dividend-paying companies, as well as its possible exposure to fixed income securities, could limit its potential for capital appreciation. Sharply rising interest rates could also decrease the appeal of stocks purchased by the fund, further restraining total return. In addition, the value approach includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?

   Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, dividends are usually more reliable. Stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant

T. ROWE PRICE                                 8
   trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations inherent in stock investing in an effort to achieve income and capital appreciation, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.
   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.
   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale
  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.
   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE                                 10
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) quarterly.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a

ABOUT YOUR ACCOUNT                            11
   specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is

T. ROWE PRICE                                 12
   reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.


   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

ABOUT YOUR ACCOUNT                            13
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

T. ROWE PRICE                                 14
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction,

ABOUT YOUR ACCOUNT                            15
   automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   The fund was organized as a Massachusetts business trust in 1985 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   .Shareholders benefits from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

  . Receive a proportional interest in a fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price--specifically by the fund's portfolio managers.

  Who runs the fund?
    General Oversight

   The fund is governed by a Board of Trustees that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

ABOUT YOUR ACCOUNT                            17
   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Brian C. Rogers, Chairman, Stephen W. Boesel, Thomas H. Broadus Jr., Arthur
   B. Cecil III, Giri Devulapally, Richard P. Howard, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Rogers has been chairman of the fund's committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $7,998,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $8,869,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $85,000 to T. Rowe Price for accounting services.

T. ROWE PRICE                                 18
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.

MORE ABOUT THE FUND                           19
 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

T. ROWE PRICE                                 20
  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some

MORE ABOUT THE FUND                           21
   special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


   High-Yield, High-Risk Investing
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.


   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

T. ROWE PRICE                                 22
   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure

MORE ABOUT THE FUND                           23
   to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1997, 1996, and 1995, were 23.9%, 25.0%, and 21.4%, respectively.

T. ROWE PRICE                                 24

 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept thirdparty checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 26
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  27
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

T. ROWE PRICE                                 28
 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

INVESTING WITH T. ROWE PRICE                  29
Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 30
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

INVESTING WITH T. ROWE PRICE                  31
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

T. ROWE PRICE                                 32
Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  33
 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE                                 34
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
o Open a Mutual
Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices,
Account Information, or
to Conduct Transactions
 Tele*Access /(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount
Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F71-040 5/1/98

 PROSPECTUS

May 1, 1998
Financial ServicesFund

 A stock fund seeking long-term capital appreciation and modest current income through investments in financial services companies.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Financial Services Fund


Investment Goal
To provide long-term capital appreciation, with current income a secondary goal.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest primarily in common stocks of financial services companies, such as banks, insurance companies, and brokerage firms, and in companies that derive substantial revenues from selling products or services to such firms.


Risk/Reward
A stock fund with the potential to provide long-term capital growth and a modest level of income. While a narrower investment focus is ordinarily riskier than a broader one, the financial services field has many well-established companies and income-producing stocks, which may reduce volatility. The fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking long-term capital growth and modest income through increased exposure to financial services companies who can accept the risk of price declines inherent in common stock investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 4
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 9
Distributions and Taxes 10
Transaction Procedures and Special Requirements 13
3

MORE ABOUT THE FUND

Organization and Management 16
Understanding Performance Information 18
Investment Policies and Practices 19
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 26
Opening a New Account 26
Purchasing Additional Shares 28
Exchanging and Redeeming 29
Rights Reserved by the Fund 30
Shareholder Services 30
Discount Brokerage 33
Investment Information 34
T. Rowe PriceFinancial ServicesFund, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate the fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                         Shareholder Transaction Expenses

                                                                         Sales charge "load" on purchases    None
                                                                         ------------------------------------------
                                                                         Sales charge "load" on reinvested   None
                                                                         distributions
                                                                         ------------------------------------------
                                                                         Redemption fees                     None
                                                                         ------------------------------------------
                                                                         Exchange fees                       None
-------------------------------------------------------------------------------------------------------------------
                                      Percentage of Fiscal
Annual Fund Expenses                  1997
(after reduction)                     Average Net Assets

Management fee                        0.65%/a/
-----------------------------------------------------------------------
Marketing fees (12b-1)                None
------------------------------------------------------------------------
Total other (shareholder servicing,
custodial, auditing, etc.)            0.60%/a/
------------------------------------------------------------------------
Total fund expenses                   1.25%/a/
-------------------------------------------------------------------------



 /a//
  /To limit the fund's expenses during its initial period of operations, T. Rowe Price has agreed to waive its fees and bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the fund's management fee, other expenses, and total expense ratio would have been 0.67%, 0.60%, and 1.27%. Organizational expenses will be charged to the fund over a period not to exceed 60 months.

Note: A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.35%.

ABOUT THE FUND                                3

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $13           $40           $69           $151
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants.

T. ROWE PRICE                                 4

 Table 3 Financial Highlights
                                                                                                     Net Asset
                    Income From Investment Activities       Less Distributions                       Value
         Net Asset  Net         Net Realized    Total From  Net         Net Realized  Total          Net Asset
Period   Value,     Investment  & Unrealized    Investment  Investment  Gain          Distributions  Value, End
Ended    Beginning  Income      Gain (Loss) on  Activities  Income                                   of Period
         of Period              Investments
         --------------------------------------------------------------------------------------------------------
1996/a/  $10.00     $0.04/b/    $1.30           $1.34       $(0.03)     -             $(0.03)        $11.31
         --------------------------------------------------------------------------------------------------------
1997     11.31      0.10/b/     4.58            4.68        (0.10)      $(0.33)       (0.43)         15.56
----------------------------------------------------------------------------------------------------------------------






  Table 3 Financial Highlights (continued)
                                                                                                                                   <
                                                   Returns, Ratios, and Supplemental Data
                                                  Total Return                   Ratio of     Ratio of Net  Portfolio  Average
                                         Period   (Includes       Net Assets     Expenses to  Investment    Turnover   Commission
                                         Ended    Reinvested      ($ Thousands)  Average Net  Income to     Rate       Rate Paid
                                                  Distributions)                 Assets       Average Net
                                                                                              Assets
                                                  ---------------------------------------------------------------------------------
                                         1996/a/  13.40%/b/       $30,047        1.25%/bc/    1.71%/bc/     5.6%/c/    $0.0389
                                                  ---------------------------------------------------------------------------------
                                         1997     41.44/b/        177,335        1.25/b/      1.15/b/       46.0       0.0521
------------------------------------------------------------------------------------------------------------------------------------




 /a/
  For the period September 30, 1996 (commencement of operations) to December 31, 1996.

 /b/
  Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1998.

 /c/Annualized.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective?

   The fund seeks long-term growth of capital and a modest level of income.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's investment program?

   The fund will invest at least 65% of total assets in the common stocks of companies in the financial services industry. In addition, the fund may invest in companies deriving substantial revenues (at least 50%) from conducting business with the industry, such as providers of financial software. For

ABOUT THE FUND                                5
   purposes of selecting investments, the fund's definition of financial services is broad and includes (but is not limited to) the following:

  . Regional and money center banks

  . Insurance companies

  . Home, auto, and other specialty finance companies

  . Securities brokerage firms

  . Investment management firms

  . Publicly traded, government-sponsored financial intermediaries

  . Thrift and savings banks

  . Financial conglomerates

  . Foreign financial services companies

   Income is expected to be modest and is only incidental to stock selection. The fund will have no restrictions on the market capitalization size (measured by total shares of stock outstanding multiplied by the share price) of its holdings.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 Why invest in financial services companies?

   The stocks of companies operating in the financial services area could provide significant appreciation potential over the long term for several reasons, including:

  . Favorable demographics The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly during the next 20 years.

  . Consolidation Many segments of the financial services industry, especially banking and insurance, are now highly fragmented but are undergoing consolidation, a trend that often presents investment opportunities.

  . Specialization This trend, which refers to the "unbundling" of financial products to meet customer needs, provides profit opportunities and expands the market for financial services providers.

T. ROWE PRICE                                 6
  . Deregulation Government regulations that formerly prevented financial services firms from diversifying significantly have been easing, enabling efficient and innovative firms to seek opportunities in a wider variety of financial services businesses.

  . Globalization U.S. financial firms are widely regarded as the most innovative financial engineers in the world, and their services are increasingly in global demand. At the same time, the increasing globalization of the financial markets provides opportunities for well-positioned foreign firms to expand their businesses.


 How does the fund select stocks for the portfolio?

   Stock selection is based on fundamental, "bottom-up" analysis that seeks to identify companies with good appreciation prospects. The fund manager may use both growth and value approaches to stock selection. In the growth area, the manager will try to identify companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently.

   In looking for value stocks, the manager will seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, and with growth potential temporarily unrecognized by the market.The fund manager also seeks to invest in companies whose stock price may be temporarily depressed.

  . Growth investors look for companies with above-average earnings gains. Value investors look for undervalued assets.


 What are some of the fund's potential risks?


   Since the fund will be concentrated in the financial services industry, it will be less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Rising interest rates may be viewed as a negative for certain companies in the financial services area, although not all participants are affected equally. Rapidly rising inflation may also be regarded as a negative. Companies operating in the financial services industry are viewed as being particularly vulnerable to the risk of not complying with changes in computer systems required by the year 2000. In addition, government deregulation of these industries may stall, which could limit the profit potential of companies operating in various financial areas.

   To the extent that the fund invests in foreign companies, its share price will be subject to the additional risk of fluctuations in the foreign currency value of the dollar. Likewise, to the extent that the portfolio has substantial exposure to small companies, it would be subject to the greater price fluctuations typical of small-cap stocks.

ABOUT THE FUND                                7
   Many companies in this field can possess growth characteristics, but the financial services area is not generally perceived to be dynamic or aggressive, which could dampen fund performance. Generally, a fund limited to one area of economic activity represents greater potential risk than a more diversified fund, although the dividends paid by financial services companies moderate this risk to some extent.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?


   The fund's investment program reflects the view of T. Rowe Price that several trends in financial services offer opportunities for significant long-term capital appreciation. For investors who currently have a broad exposure to equities, the fund provides a way to focus on an area of the economy undergoing substantial change as well as rapid growth in a number of fields, such as asset management. The potential rewards of investing in such a focused fund include higher returns than the overall market, if these sectors perform well.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek capital growth through a narrowly focused fund and are willing to accept the risks that can affect financial services stocks, the fund could be an appropriate part of your long-term investment strategy.

T. ROWE PRICE                                 8
 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

T. ROWE PRICE                                 10
 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

ABOUT YOUR ACCOUNT                            11
  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

T. ROWE PRICE                                 12

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.

   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

ABOUT YOUR ACCOUNT                            13
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

T. ROWE PRICE                                 14
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

ABOUT YOUR ACCOUNT                            15
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1996 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   .Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

    What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

   .Receive a proportional interest in a fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

ABOUT YOUR ACCOUNT                            17
 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Larry J. Puglia, Chairman, Stephen W. Boesel, Anna M. Dopkin, Robert N. Gensler, Robert Sharps, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Puglia has been a member of the fund's committee since its inception and was appointed chairman in October 1997. He joined T. Rowe Price in 1990 and has been managing investments since 1993.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $246,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $10,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $60,000 to
   T. Rowe Price for accounting services.

T. ROWE PRICE                                 18
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.

MORE ABOUT THE FUND                           19
 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

T. ROWE PRICE                                 20
   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Operating policy In accordance with SEC rules, the fund will not purchase the security of any company which in its most recent fiscal year derived more than 15% of its gross revenues from securities-related activities (defined by the SEC

MORE ABOUT THE FUND                           21
   as activities as a broker, dealer, underwriter, or investment adviser) if, immediately after such purchase, the fund:

  . would own more than 5% of any class of equity securities of the company;

  . would own more than 10% of the outstanding principal amount of the company's debt securities; or

  . would have invested more than 5% of its total assets in securities of such companies.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the

T. ROWE PRICE                                 22
   investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

   Financial Services Industry Concentration
   The fund will concentrate its investments in the financial services industry as defined in this prospectus.

   Fundamental policy As a matter of fundamental policy, the fund will concentrate (invest more than 25% of its total assets) in the financial services industry as defined in this prospectus. Government-sponsored agencies are not considered part of the financial services industry for purposes of this policy.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

MORE ABOUT THE FUND                           23
 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

T. ROWE PRICE                                 24
   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1997, and 1996, were 46.0% and 5.6% (annualized), respectively.


 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

MORE ABOUT THE FUND                           25

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE                  27
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE                                 28
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

INVESTING WITH T. ROWE PRICE                  29
 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

T. ROWE PRICE                                 30
Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services cur-

INVESTING WITH T. ROWE PRICE                  31
rently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

T. ROWE PRICE                                 32
Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  33
 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE                                 34
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F17-040 5/1/98

 PROSPECTUS

May 1, 1998
Growth & IncomeFund

 A stock fund seeking long-term capital growth and a reasonable level of current income.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Growth & Income Fund


Investment Goal
To provide long-term capital growth and a reasonable level of current income, with the prospect of increasing future income.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest primarily in dividend-paying common stocks that are believed by T. Rowe Price to have favorable prospects for appreciation and increasing dividends. Both value and growth approaches may be used to select individual securities.


Risk/Reward
The potential to provide long-term capital growth and dividend income. Because of its ability to employ both growth and value approaches in pursuit of capital appreciation, the fund may be somewhat more volatile than funds employing only a value approach. The fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking long-term capital growth and a reasonable level of income who can accept the price declines inherent in common stock investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 5
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 9
Distributions and Taxes 10
Transaction Procedures and Special Requirements 13
3

MORE ABOUT THE FUND

Organization and Management 16
Understanding Performance Information 19
Investment Policies and Practices 20
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 27
Opening a New Account 27
Purchasing Additional Shares 29
Exchanging and Redeeming 30
Rights Reserved by the Fund 31
Shareholder Services 32
Discount Brokerage 35
Investment Information 36
T. Rowe PriceGrowth & IncomeFund, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the fund for a year, based on 1997 fiscal year expenses. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                                                                 Percentage of
                                             Shareholder                                                         Fiscal 1997 Average
                                             Transaction Expenses          Annual Fund Expenses                  Net Assets
                                             Sales charge "load" on  None  Management fee                        0.57%
                                             purchases
                                             ---------------------------------------------------------------------------------------
                                             Sales charge "load" on
                                             reinvested              None  Marketing fees (12b-1)                None
                                             distributions
                                             ---------------------------------------------------------------------------------------
                                             Redemption fees         None  Total other (shareholder servicing,   0.21%
                                                                           custodial, auditing, etc.)
                                             ---------------------------------------------------------------------------------------
                                             Exchange fees           None  Total fund expenses                   0.78%
------------------------------------------------------------------------------------------------------------------------------------



Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.25%.

ABOUT THE FUND                                3

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $8            $25           $43           $97
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.

T. ROWE PRICE                                 4

 Table 3 Financial Highlights
                                                                                                                               Net
                                                                                                                               Asset
                                             Income From Investment Activities        Less Distributions                       Value
                                                                                                                               Net
                                   Net Asset Net           Net Realized   Total From  Net                                      Asset
                            Period Value,    Investment    & Unrealized   Investment  Investment  Net Realized  Total          Value
                            Ended  Beginning Income (Loss) Gain (Loss) on Activities  Income      Gain          Distributions  End
                                   of Period               Investments                                                         of
                                                                                                                               Perio

                            1988   $10.63    $0.48         $2.17          $2.65       $(0.49)     $(0.47)       $(0.96)        $
                                                                                                                               12.32
                                   -------------------------------------------------------------------------------------------------
                            1989   12.32     0.65          1.71           2.36        (0.64)      (0.79)        (1.43)         13.25
                                   -------------------------------------------------------------------------------------------------
                            1990   13.25     0.56          (2.02)         (1.46)      (0.56)      (0.01)        (0.57)         11.22
                                   -------------------------------------------------------------------------------------------------
                            1991   11.22     0.56          2.94           3.50        (0.56)                --  (0.56)         14.16
                                   -------------------------------------------------------------------------------------------------
                            1992   14.16     0.55          1.57           2.12        (0.60)      (0.15)        (0.75)         15.53
                                   -------------------------------------------------------------------------------------------------
                            1993   15.53     0.46          1.53           1.99        (0.47)      (0.48)        (0.95)         16.57
                                   -------------------------------------------------------------------------------------------------
                            1994   16.57     0.50          (0.53)         (0.03)      (0.49)      (0.42)        (0.91)         15.63
                                   -------------------------------------------------------------------------------------------------
                            1995   15.63     0.58          4.16           4.74        (0.59)      (0.60)        (1.19)         19.18
                                   -------------------------------------------------------------------------------------------------
                            1996   19.18     0.52          4.34           4.86        (0.51)      (0.90)        (1.41)         22.63
                                   -------------------------------------------------------------------------------------------------
                            1997   22.63     0.55          4.71           5.26        (0.56)      (0.97)        (1.53)         26.36
------------------------------------------------------------------------------------------------------------------------------------






  Table 3  Financial Highlights (continued)
                                                                                                                                   <
                                                  Returns, Ratios, and Supplemental Data
                                                  Total Return                   Ratio of     Ratio of Net
                                          Period  (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
                                          Ended   Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
                                                  Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                                                              Assets

                                          1988    25.1%           $444,608       1.04%        3.94%         50.1%              --
                                                  ---------------------------------------------------------------------------------
                                          1989    19.3            553,609        0.96         4.70          57.1               --
                                                  ---------------------------------------------------------------------------------
                                          1990    (11.1)          474,970        0.97         4.68          34.6               --
                                                  ---------------------------------------------------------------------------------
                                          1991    31.5            655,510        0.93         4.23          47.9               --
                                                  ---------------------------------------------------------------------------------
                                          1992    15.33           839,587        0.85         3.75          29.9               --
                                                  ---------------------------------------------------------------------------------
                                          1993    12.96           1,167,494      0.83         2.91          22.4               --
                                                  ---------------------------------------------------------------------------------
                                          1994    (0.15)          1,228,926      0.81         3.08          25.6               --
                                                  ---------------------------------------------------------------------------------
                                          1995    30.92           1,748,478      0.84         3.31          26.2               --
                                                  ---------------------------------------------------------------------------------
                                          1996    25.64           2,488,823      0.82         2.53          13.5       $0.0509
                                                  ---------------------------------------------------------------------------------
                                          1997    23.53           3,446,716      0.78         2.22          15.7       0.0428
------------------------------------------------------------------------------------------------------------------------------------

ABOUT THE FUND                                5
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund's objective is to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks.


 What is the fund's investment program?

   The fund focuses on companies whose earnings are expected by T. Rowe Price to grow and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects of appreciation and future income.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What are the fund's major characteristics?

   The fund's total return is expected to consist of capital appreciation or depreciation and, secondarily, income. Its portfolio will typically be value-oriented, but may contain a significant number of growth stocks.


 How does the fund select investments for the portfolio?

   The fund will generally seek to invest in (1) undervalued securities that are low- priced relative to the general market, the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividend payments; (2) companies generating earnings growth and cash flow sufficient to support growing dividends; and (3) stocks that do not currently pay dividends but offer the prospect for capital appreciation and future dividend payments.

T. ROWE PRICE                                 6
 What is meant by a "value" investment approach?


   Value investors seek to buy a stock (or other security) when its price is low relative to its perceived worth. They hope to identify companies whose stocks are currently out of favor. These stocks may pay above-average dividends and offer the potential for capital appreciation as other investors recognize their intrinsic value and drive up their prices.

   Finding undervalued stocks requires considerable research to identify the particular company, analyze its underlying financial condition and prospects, and assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

  . Value investors look for undervalued assets.

   Some of the principal measures used to identify such stocks are:

  . Price/earnings ratio Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.


  . Price/book value ratio Dividing a stock's price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

  . Dividend yield A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

  . A stock selling at $10 with a dividend of $0.50 has a 5% yield.

  . Price/cash flow Dividing a stock's price by the company's cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

  . Undervalued assets This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

  . Restructuring opportunities The market can react favorably to the announcement of the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

ABOUT THE FUND                                7
 What is meant by a "growth" investment approach?


   Thomas Rowe Price, Jr., pioneered the growth stock theory of investing over 60 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

  . Growth investors look for companies with above-average earnings gains.


 What are some of the fund's potential risks?


   Price volatility is associated with any common stock investment. The fund's component of growth stocks could result in greater price volatility than funds using a strict value approach. In addition, the fund's pursuit of dividend-paying stocks, as well as its possible exposure to fixed income securities, could limit its potential for capital appreciation.

   A value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?

   The emphasis on dividend-paying growth stocks along with value stocks provides the opportunity for long-term capital appreciation as well as reasonably high income. Dividends are normally a more stable and predictable component of total return than capital appreciation. Funds investing in stocks paying relatively high dividends tend to be less volatile than those composed entirely of growth stocks.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition,

T. ROWE PRICE                                 8
   if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations inherent in stock investing in an effort to achieve growth of capital and a reasonable level of income, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

T. ROWE PRICE                                 10
 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) quarterly.

ABOUT YOUR ACCOUNT                            11
  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

T. ROWE PRICE                                 12
   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.


   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

ABOUT YOUR ACCOUNT                            13
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

T. ROWE PRICE                                 14
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

ABOUT YOUR ACCOUNT                            15
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1982 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

    .Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?



   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

   .Receive a proportional interest in a fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

ABOUT YOUR ACCOUNT                            17
 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Stephen W. Boesel, Chairman, Arthur B. Cecil III, Kara Cheseby Landers, David
   M. Lee, Brian C. Rogers, Mark J. Vaselkiv, and Richard T. Whitney. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Boesel has been chairman of the fund's committee since 1987. He has been managing investments since joining T. Rowe Price in 1973.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $1,442,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $2,334,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $85,000 to T. Rowe Price for accounting services.

T. ROWE PRICE                                 18
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.

MORE ABOUT THE FUND                           19
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

T. ROWE PRICE                                 20
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

MORE ABOUT THE FUND                           21
 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

T. ROWE PRICE                                 22
   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


   High-Yield, High-Risk Investing
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.

MORE ABOUT THE FUND                           23
   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

T. ROWE PRICE                                 24
 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against

MORE ABOUT THE FUND                           25
   which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1997, 1996, and 1995, were 15.7%, 13.5%, and 26.2%, respectively.

T. ROWE PRICE                                 26

 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept thirdparty checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 28
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  29
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

T. ROWE PRICE                                 30
 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

INVESTING WITH T. ROWE PRICE                  31
Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 32
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

INVESTING WITH T. ROWE PRICE                  33
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

T. ROWE PRICE                                 34
Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  35
 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE                                 36
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
o Open a Mutual
Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices,
Account Information, or
to Conduct Transactions
 Tele*Access /(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount
Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F54-040 5/1/98

 PROSPECTUS

May 1, 1998
Equity Market IndexFunds

 Three funds seeking long-term capital growth through investments in common stocks.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Equity Market Index Funds


Investment Goal
Equity Index 500 Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Index/(R)/ (S&P 500).

Extended Equity Market Index Fund seeks to match the total return of U.S. stocks not included in the S&P 500 Index.

Total Equity Market Index Fund seeks to match the total return of the entire U.S. stock market.

As with all mutual funds, there is no guarantee the funds will achieve their goals.


Strategy
Equity Index 500 Fund invests in all 500 stocks composing the S&P 500, an index of primarily large-cap companies.

Extended Equity Market Index Fund invests in what are primarily small- and mid-cap stocks representative of the Wilshire 4500 Equity Index.

Total Equity Market Index Fund invests in small-, mid-, and large-cap stocks representative of the Wilshire 5000/(R)/ Equity Index.


Risk/Reward

Based on historical results, Extended Equity Market Index is likely to represent the highest level of potential risk and reward among the three funds, Total Equity Market Index the next highest, and Equity Index 500 the lowest level. The share price of each fund may decline, causing a loss.


Investor Profile

Investors seeking capital growth over time, plus modest dividend income in the case of the Equity Index 500 and Total Equity Market Index Funds. Investors should be willing to accept the risk of loss inherent in common stock investing, assess their risk tolerance, and select a fund with a corresponding risk profile. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. Shares held for less than six months (excluding those purchased through reinvested distributions) are subject to a 0.50% redemption fee. No fees or charges to buy shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUNDS
Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 5
2

ABOUT YOUR ACCOUNT
Pricing Shares and Receiving Sale Proceeds 10
Distributions and Taxes 12
Transaction Procedures and Special Requirements 15
3

MORE ABOUT THE FUNDS
Organization and Management 18
Understanding Performance Information 20
Investment Policies and Practices 21
4

INVESTING WITH T. ROWE PRICE
Account Requirements and Transaction Information 25
Opening a New Account 25
Purchasing Additional Shares 27
Exchanging and Redeeming 28
Rights Reserved by the Funds 29
Shareholder Services 30
Discount Brokerage 32
Investment Information 33
T. Rowe PriceIndex Trust, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the Equity Index 500 Fund for a year, based on 1997 fiscal year expenses and the expense limitation described under Table 1. The Extended Equity Market Index and Total Equity Market Index Funds each have a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. Fund expenses are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                                           Extended Equity   Total Equity
Shareholder Transaction Expenses                                         Equity Index 500  Market Index      Market Index
Sales charge "load" on purchases                                         None              None              None
                                                                         ---------------------------------------------------
Sales charge "load" on reinvested distributions                          None              None              None
                                                                         ---------------------------------------------------
Redemption fees (for shares held less than six months)/a/                0.50%             0.50%             0.50%
                                                                         ---------------------------------------------------
Exchange fees                                                            None              None              None
                                                                         ---------------------------------------------------
Account maintenance fee/b/                                               $10               $10               $10
Annual Fund Expenses                                                     Percentage of Fiscal Year Average Net Assets
(after reduction)
Management fee                                                           0.18%/c/          0.40%/d/          0.40%/d/
                                                                         ---------------------------------------------------
Marketing fees (12b-1)                                                   None              None              None
                                                                         ---------------------------------------------------
Total other (shareholder servicing, custodial, auditing, etc.)           0.22%/c/          0.00%             0.00%
                                                                         ---------------------------------------------------
Total fund expenses                                                      0.40%/c/          0.40%/d/           0.40%/d/
---------------------------------------------------------------------------------------------------------------------------------



 /a/
  Please see Contingent Redemption Fee under Pricing Shares and Receiving Sale Proceeds for additional information.

 /b/
  A $2.50 quarterly account maintenance fee is charged for accounts with balances less than $10,000.


 /c/
  The Equity Index 500 Fund's management fee, other expenses, and total expense ratio would have been 0.20%, 0.22%, and 0.42%, respectively, had T. Rowe Price not agreed to waive fees and bear any expenses in accordance with the following expense limitations. The fund previously operated under limitations that expired December 31, 1995 (a 0.45% limitation), and December 31, 1997 (a 0.40% limitation); the 0.40% limitation has been extended through December 31, 1999. T. Rowe Price is entitled to reimbursement of fees and expenses previously waived. However, no reimbursement will be made after December 31, 1997 (for the first agreement); or December 31, 1999 (for the second agreement); or December 31, 2001 (for the third agreement) or if it would result in the expense ratio exceeding 0.45% (for the first agreement) or 0.40% (for the second and third agreements).

ABOUT THE FUNDS                               3
 /d/ The management fee includes operating expenses.

  Note:
     The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice.



   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the funds' investment manager. The funds' fees are as follows: 0.20% for the Equity Index 500 Fund; 0.40% for the Extended Equity Market Index Fund; and 0.40% for the Total Equity Market Index Fund. For the Extended Equity Market Index and Total Equity Market Index Funds, the management fee includes operating expenses so no "other" administrative expenses would apply to these funds.


  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2 Hypothetical Fund Expenses*
                                                      Fund               1 year     3 years    5 years   10 years
                                                      Equity Index 500   $4       $13        $22        $51
                                                                        -------------------------------------------
                                                      Extended Equity     4        13         --         --
                                                                        -------------------------------------------
                                                      Total Equity        4        13         --         --
------------------------------------------------------------------------------------------------------------------------


 * Does not include account maintenance fee for accounts of less than $10,000.



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the Equity Index 500 Fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the Equity Index 500 Fund's financial statements, which are included in its annual report and are incorporated by reference into

T. ROWE PRICE                                 4
   the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants.

 Table 3 Financial Highlights
                     Income From Investment Activities          Less Distributions                                        Net Asset
                                                                                                                          Value
         Net Asset  Net            Net Realized    Total From  Net                       Distributions in                 Net Asset
Period   Value,     Investment     & Unrealized    Investment  Investment  Net Realized  Excess of Net     Total          Value, End
Ended    Beginning  Income (Loss)  Gain (Loss) on  Activities  Income)     Gain          Realized Gain     Distributions  of Period
         of Period                 Investments
1990/a/  $10.00     $0.31/b/       $(0.28)         $0.03       $(0.31)     --            --                $(0.31)        $9.72
         ---------------------------------------------------------------------------------------------------------------------------
1991     9.72       0.34/b/        2.46            2.80        (0.34)      $(0.08)       --                (0.42)         12.10
         ---------------------------------------------------------------------------------------------------------------------------
1992     12.10      0.32/b/        0.53            0.85        (0.31)      (0.01)        --                (0.32)         12.63
         ---------------------------------------------------------------------------------------------------------------------------
1993     12.63      0.32/b/        0.86            1.18        (0.32)      (0.01)        --                (0.33)         13.48
         ---------------------------------------------------------------------------------------------------------------------------
1994     13.48      0.36/b/        (0.23)          0.13        (0.36)      (0.09)        $(0.07)           (0.52)         13.09
         ---------------------------------------------------------------------------------------------------------------------------
1995     13.09      0.39/b/        4.43            4.82        (0.40)      (0.30)        --                (0.70)         17.21
         ---------------------------------------------------------------------------------------------------------------------------
1996     17.21      0.38/c/        3.47            3.85        (0.38)      (0.34)        --                (0.72)         20.34
         ---------------------------------------------------------------------------------------------------------------------------
1997     20.34      0.35/c/        6.28            6.63        (0.34)      (0.25)        --                (0.59)         26.38
------------------------------------------------------------------------------------------------------------------------------------



  Table 3  Financial Highlights (continued)
                                                    Returns, Ratios, and Supplemental Data
                                                   Total Return                   Ratio of     Ratio of Net
                                          Period   (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
                                          Ended    Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
                                                   Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                                                               Assets

                                          1990/a/  0.4%/b//d/      $7,285         0.45%/b/     4.28%/b/      7.0%       --
                                                   ---------------------------------------------------------------------------------
                                          1991     29.2/b/         22,069         0.45/b/      3.07/b/       5.8        --
                                                   ---------------------------------------------------------------------------------
                                          1992     7.19/b/         128,242        0.45/b/      2.57/b/       0.1        --
                                                   ---------------------------------------------------------------------------------
                                          1993     9.42/b/         166,994        0.45/b/      2.40/b/       0.8        --
                                                   ---------------------------------------------------------------------------------
                                          1994     1.01/b/         270,165        0.45/b/      2.73/b/       1.3        --
                                                   ---------------------------------------------------------------------------------
                                          1995     37.16/b/        457,256        0.45/b/      2.54/b/       1.3        --
                                                   ---------------------------------------------------------------------------------
                                          1996     22.65/c/        807,655        0.40/c/      2.05/c/       1.3        $0.0183
                                                   ---------------------------------------------------------------------------------
                                          1997     32.87/c/        1,908,321      0.40/c/      1.49/c/       0.7        0.0152
------------------------------------------------------------------------------------------------------------------------------------



 /a/For the period March 30, 1990 (commencement of operations) to December 31,
  1990.

 /b/
  Excludes expenses in excess of a 0.45% voluntary expense limitation in effect through December 31, 1995.

 /c/
  Excludes expenses in excess of a 0.40% voluntary expense limitation in effect through December 31, 1997.

 /d/Annualized.

ABOUT THE FUNDS                               5
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.

  . The fund or funds you select should not represent your complete investment program nor be used for short-term trading purposes.


 What are the funds' objectives and investment programs?

   Equity Index 500 Fund (formerly the Equity Index Fund)
   The fund's objective is to match the performance of the S&P 500 Stock Index. The fund invests in all 500 stocks composing the S&P 500/(R)/, which includes primarily large-cap companies operating across a broad spectrum of the U.S. economy. These stocks compose about 70% of the total market cap of the U.S. stock market. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.)

   Standard & Poor's first identifies major industry categories and then allocates a representative sample of stocks to them. It determines the appropriate percentage of each stock in the index by a weighting that reflects the total market value of its outstanding shares. Because of this weighting technique, the 50 largest companies in the index currently account for over 45% of its value. (The inclusion of a stock in the index is in no way an endorsement by S&P of its attractiveness as an investment, nor is S&P a sponsor of the fund or in any way affiliated with it.)

   Extended Equity Market Index Fund

   The fund's objective is to match the performance of U.S. stocks not included in the S&P 500 Index. The fund defines these stocks as those composing the Wilshire 4500 Equity Index. This index consists of virtually all actively traded U.S. stocks not included in the S&P 500. These are primarily small- and mid-cap stocks (market caps under $1 billion and $1 billion to $5 billion, respectively). The fund will seek to accomplish its objective by investing in a sampling of stocks representative of the Wilshire 4500 Equity Index. Despite its name, this index includes more than 6,500 stocks.

   Total Equity Market Index Fund
   The fund's objective is to match the performance of the entire U.S. stock market. The fund defines the U.S. stock market as those stocks composing the Wilshire 5000 Equity Index. This index consists of virtually all actively traded U.S. stocks (more than 7,000). The fund will seek to accomplish its objective by investing in a broad spectrum of small-, mid-, and large-cap stocks representative of the Wilshire 5000 Equity Index. Because this index is also market-cap weighted, large-cap stocks in the index represent approximately two-thirds of its value.

T. ROWE PRICE                                 6
   (The inclusion of a stock in the Wilshire indices is in no way an endorsement by Wilshire of its attractiveness as an investment, nor is Wilshire a sponsor of the funds or in any way affiliated with them.)


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 Table 4 Index Funds Comparison Guide
                                                                                                                       Risk/Reward
                                                                                                                       Profile
                                                                                               Principal Type of        (Relative to
Fund                                                                   Investment Emphasis     Stocks                  one another)
Equity Index 500                                                       S&P 500 stocks          Large-cap               Lowest
                                                                       -------------------------------------------------------------
Extended Equity Market Index                                           Broad market apart      Small- and mid-cap      Highest
                                                                       from S&P 500            stocks
                                                                       -------------------------------------------------------------
                                                                       Broad market including  Blend of small-,        Moderate
Total Equity Market Index                                              S&P 500 stocks          large-, and mid-cap
                                                                                               stocks
------------------------------------------------------------------------------------------------------------------------------------




 How will the funds' portfolios specifically attempt to match the performances of their indices?

   The Equity Index 500 Fund relies on a full replication strategy, in which the fund manager attempts to maintain holdings of every S&P 500 stock in the same weightings as the index.

   The Extended Equity Market Index Fund will invest in stocks representative of the Wilshire 4500 Index in an attempt to track the performance of the index as a whole.

   The Total Equity Market Index Fund will invest in stocks representative of the Wilshire 5000 in an attempt to match the entire U.S. stock market.


   The investment managers select stocks in an attempt to recreate the Wilshire indices in terms of industry, size, and other characteristics. For example, if 15% of the Wilshire 4500 consisted of technology stocks, the Extended Equity Market Index Fund would invest approximately 15% of assets in technology stocks with similar characteristics. The managers of the Total Equity Market Index Fund follow a similar sampling strategy. Several factors are considered in selecting representative stocks, including historical price movement, market cap, transaction costs, etc.

   T. Rowe Price continually compares the compositions of all three funds with those of the indices. If a misweighting develops, the portfolios are rebalanced to bring them in line with their respective indices. When investing cash flow, the funds may purchase stocks, stock index futures, or stock options. This approach is intended to minimize any deviations in performance.

ABOUT THE FUNDS                               7
 Will the funds' performances match their respective indices exactly?

   No. The use of sampling for the Extended Equity and Total Equity Funds may result in some deviation. In addition, for all three index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the funds and their respective indices to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index.


 How does a stock index fund differ from the typical stock fund?

   Index funds are passively managed, attempting to deviate as little as possible from a particular benchmark. Since fewer resources are devoted to researching stocks, and portfolio turnover (the buying and selling of stocks) is low, an index fund incurs lower costs than the average equity fund. The typical equity fund is actively managed, meaning the manager makes buy and sell decisions based on a particular company's prospects in pursuit of the fund's investment objective. In addition, index funds are fully invested in stocks while actively managed funds often hold some cash reserves.


 What are some of the funds' potential risks?

   Since the funds are passively managed, assets cannot be shifted from one stock to another based on market conditions or in reaction to trends in market sectors. Fund managers make no attempt to cushion a fund's value in the event of a stock market decline. Therefore, actively managed funds may outperform these funds.

   The Equity Index 500 Fund will be subject to the same degree of fluctuation as that of the broad U.S. stock market, because it seeks to track the S&P
   500. The Extended Equity Market Index Fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited marketability and liquidity and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies. The Total Equity Market Index Fund will have a risk level between the other two funds.


 What are some of the funds' potential rewards?

  . Stocks have historically been among the most rewarding investments, although past performance is no guarantee of future results. Each fund offers investors the opportunity to diversify their assets among many industries and individual stocks through a single investment. Small- and mid-cap stocks also offer the

T. ROWE PRICE                                 8
   potential for higher total returns over time. Additionally, most of the stocks in the S&P 500 and many in the Wilshire 5000 pay a dividend, which, when reinvested, is an important capital-building component.

  . Index investing provides investors with a convenient and relatively low-cost way to approximate the performance of either the entire U.S. stock market or a segment of it.

  . Because the funds are passively managed, their expenses are lower than the average stock fund. Assuming all other factors are equal, lower expenses can increase a fund's total return.

  . Lower turnover should mean smaller capital gain distributions, which can raise the funds' after-tax returns.


 What are some potential risks and rewards of investing in the stock market through the funds?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. For example, since 1950, the S&P 500 experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide which fund is most appropriate for me?

   Review your own investment objectives, time horizon for achieving them, and risk tolerance to choose the fund or funds suitable for your particular needs. If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio, one or more of these funds could be an appropriate part of your overall investment strategy.

   The S&P 500 is one of the most widely tracked stock indices in the world. If you are looking to closely match the return of the mostly large-cap stocks in this index, with the same level of risk, you may choose to invest in the Equity Index 500 Fund.

ABOUT THE FUNDS                               9
   If you seek potentially higher returns by assuming greater risk, and are also interested in approximating the return of the broader market of small- and mid-cap stocks, you may wish to invest in the Extended Equity Market Index Fund.

   Finally, if your risk/reward profile is between that of the first two funds and you would like to participate in the entire U.S. equity market, you may want to consider the Total Equity Market Index Fund.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

   You should also review the information in Section 2, that discusses contingent redemption fees and account maintenance fees.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-
    sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

ABOUT YOUR ACCOUNT                            11
 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   The funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the funds assess a 0.50% fee on redemptions (including exchanges) of fund shares held for less than six months.

   Redemption fees are paid to each fund to help offset transaction costs and to protect the funds' long-term shareholders. Each fund will use the "first-in, first-out" (FIFO) method to determine the six-months holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

T. ROWE PRICE                                 12
   In determining "six months," the funds will use the anniversary date of a transaction. Thus, shares purchased on May 1, 1998, for example, will be subject to the fee if they are redeemed on or prior to October 31, 1998. If they are redeemed on or after November 1, 1998, they will not be subject to the fee.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The Equity Index 500 and Total Market Funds declare and pay dividends (if any) quarterly.

  . The Extended Market Fund declares and pays dividends (if any) annually.

  . A portion of the funds' dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary for one of the quarterly dividend funds, it is usually declared and paid during the first quarter of the following year.

ABOUT YOUR ACCOUNT                            13
 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

T. ROWE PRICE                                 14
   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

ABOUT YOUR ACCOUNT                            15
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

T. ROWE PRICE                                 16
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Account Maintenance Fee

   The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 due to market fluctuations or other reasons. When an account with less than $10,000 is closed either through redemption or exchange, the fee will be charged and deducted from the proceeds. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services.

ABOUT YOUR ACCOUNT                            17
 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   T. Rowe Price Index Trust, Inc. (the "Corporation") was incorporated in Maryland in 1989 and is a "diversified, open-end investment company," or mutual fund. Currently there are three series of the Corporation. The Equity Index 500 Fund was established in 1989, and the Extended Equity Market Index and Total Equity Market Index Funds were established in 1997. The Equity Index 500 Fund was originally established as the Equity Index Fund but changed its name effective January 30, 1998. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 61 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

ABOUT YOUR ACCOUNT                            19
 Who runs the funds?

   General Oversight

   The Corporation is governed by a Board of Directors that meets regularly to review each fund's investments, performance, expenses, and other business affairs. The Board elects the Corporation's officers. The policy of the Corporation is that a majority of Board members are independent of T. Rowe Price.

   Portfolio Management

   Each fund has an Investment Advisory Committee with the following members:
   Richard T. Whitney, Chairman, Kristen F. Culp, and Donald J. Peters. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. Mr. Whitney has been chairman of the Equity Index 500 Fund's committee since 1990 and was named chairman of the Advisory Committees for the Extended Equity Market Index and Total Equity Market Index Funds in 1998. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as each fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   Equity Index 500 Fund
   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

  . For the fiscal year ended December 31, 1997, fees paid by the Equity Index
   500 Fund included the following: $663,000 T. Rowe Price Services, Inc. for transfer and dividend disbursing functions and shareholder services; $1,507,000 to T. Rowe Price Retirement Plan Services, Inc. for recordkeeping services for certain retirement plans; and $61,000 to T. Rowe Price for accounting services.

T. ROWE PRICE                                 20
   Extended Equity Market Index and Total Equity Market Index Funds
   Under the management agreement, all expenses of the funds will be paid by T. Rowe Price, except interest, taxes, brokerage commissions, directors' fees and expenses (including counsel fees and expenses), and extraordinary expenses. The Board of Directors of the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.

   The Management Fee
   The Equity Index 500 Fund pays the fund manager an annual investment management fee of 0.20% of the average daily net asset value of the fund. The Extended Equity Market Index and Total Equity Market Index Funds pay T. Rowe Price an annual all-inclusive fee based on their average daily net assets. (See Transaction and Fund Expenses.) The funds calculate and accrue the fees daily.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.

ABOUT YOUR ACCOUNT                            21
 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the funds' objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The funds adhere to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Changes in a fund's holdings, a fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.

T. ROWE PRICE                                 22
 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the funds.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the funds may not be successful.

   Operating policy Each fund may invest up to 10% of its total assets in hybrid instruments.


 Types of Management Practices


   Reserve Position
   Each fund will hold a certain portion of its assets in cash or cash equivalents. Each fund's reserve position can consist of shares of a T. Rowe Price internal money market fund and U.S. and foreign dollar-denominated money market securities, including repurchase agreements, the two highest rating categories, maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

MORE ABOUT THE FUNDS                          23
   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   The funds may make such investments to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading or to reduce transaction costs. The funds may also purchase call options on stock indices. Such options would be used in a manner similar to the funds' use of stock index futures.

   Futures contracts and options prices can be highly volatile; using them could lower the funds' total return; and the potential loss from the use of futures can exceed the funds initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value. Options on indicies: The funds will not commit more than 5% of total assets to premiums when purchasing call options.

   Lending of Portfolio Securities
   Like other mutual funds, each fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, each fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   The funds will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The Equity Index 500 Fund's portfolio turnover rates for the fiscal years ending December 31, 1997, 1996, and 1995, were 0.7%, 1.3%, and 1.3%, respectively. The Extended Equity Market Index and Total Equity Market Index Funds do not expect their portfolio turnover rates for their initial periods of operations to exceed 20%.

   Standard & Poor's (Equity Index 500 Fund)
   Although S&P obtains information for inclusion in or for use in the calculation of the S&P 500 Index from sources which S&P considers reliable, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or

T. ROWE PRICE                                 24
   any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 Index or any data included therein. Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.

   Wilshire Associates, Incorporated (Extended Equity Market Index and Total Equity Market Index Funds)
   Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates Incorporated of Santa Monica, California.

   These funds are not sponsored, endorsed, sold, or promoted by Wilshire, and Wilshire makes no representation regarding the advisability of investing in these funds.


 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept thirdparty checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 26
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  27
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

T. ROWE PRICE                                 28
 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

INVESTING WITH T. ROWE PRICE                  29
Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 30
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-

INVESTING WITH T. ROWE PRICE                  31
cate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE                                 32
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

INVESTING WITH T. ROWE PRICE                  33
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

C50-040 5/1/98

 PROSPECTUS

May 1, 1998
Mid-Cap GrowthFund

 A stock fund seeking long-term capital appreciation through investments in medium-sized growth companies.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Mid-Cap Growth Fund


Investment Goal

To provide long-term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy

The fund will focus on companies with superior earnings growth potential that are no longer considered new or emerging but may still be in the dynamic phase of their life cycles.


Risk/Reward

The potential to provide above-average growth of capital over time. Mid-cap growth company stocks are generally more volatile than stocks of large companies, but they offer the possibility of more rapid growth. Additionally, mid-cap stocks tend to be less volatile than small-company stocks. The fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking greater potential for capital appreciation than is provided by large companies who are willing to incur the higher risk associated with somewhat aggressive investments in mid-cap stocks. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 4
Fund, Market, and Risk Characteristics 5
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 8
Distributions and Taxes 9
Transaction Procedures and Special Requirements 12
3

MORE ABOUT THE FUND

Organization and Management 15
Understanding Performance Information 18
Investment Policies and Practices 19
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 25
Opening a New Account 25
Purchasing Additional Shares 27
Exchanging and Redeeming 28
Rights Reserved by the Fund 29
Shareholder Services 30
Discount Brokerage 32
Investment Information 33
T. Rowe PriceMid-Cap GrowthFund, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the fund for a year, based on 1997 fiscal year expenses. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                                                                 Percentage of
                                             Shareholder                                                         Fiscal 1997 Average
                                             Transaction Expenses          Annual Fund Expenses                  Net Assets
                                             Sales charge "load" on  None  Management fee                        0.67%
                                             purchases
                                             ---------------------------------------------------------------------------------------
                                             Sales charge "load" on
                                             reinvested              None  Marketing fees (12b-1)                None
                                             distributions
                                             ---------------------------------------------------------------------------------------
                                             Redemption fees         None  Total other (shareholder servicing,   0.28%
                                                                           custodial, auditing, etc.)
                                             ---------------------------------------------------------------------------------------
                                             Exchange fees           None  Total fund expenses                   0.95%
------------------------------------------------------------------------------------------------------------------------------------



Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.35%.

ABOUT THE FUND                                3

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $10           $30           $53           $117
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.

T. ROWE PRICE                                 4
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.


 Table 3 Financial Highlights
                                                                                                        Net Asset
                    Income From Investment Activities          Less Distributions                       Value
         Net Asset  Net            Net Realized    Total From  Net                                      Net Asset
Period   Value,     Investment     & Unrealized    Investment  Investment  Net Realized  Total          Value, End
Ended    Beginning  Income (Loss)  Gain (Loss) on  Activities  Income      Gain          Distributions  of Period
         of Period                 Investments

1992/a/  $10.00/b/  $0.01/b/       $2.44           $2.45           --      $(0.18)       $(0.18)        $12.27
         -----------------------------------------------------------------------------------------------------------
1993     12.27                 --  3.21            3.21            --      (0.30)        (0.30)         15.18
         -----------------------------------------------------------------------------------------------------------
1994     15.18                 --  0.04            0.04            --      (0.37)        (0.37)         14.85
         -----------------------------------------------------------------------------------------------------------
1995     14.85                 --  6.07            6.07            --      (0.79)        (0.79)         20.13
         -----------------------------------------------------------------------------------------------------------
1996     20.13      (0.01)         5.00            4.99            --      (0.69)        (0.69)         24.43
         -----------------------------------------------------------------------------------------------------------
1997     24.43      (0.03)         4.50            4.47            --      (0.30)        (0.30)         28.60
-------------------------------------------------------------------------------------------------------------------------





  Table 3 Financial Highlights (continued)
         Returns, Ratios, and Supplemental Data
         Total Return                   Ratio of     Ratio of Net
Period   (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
Ended    Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
         Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                     Assets

1992/a/  24.54%/b/       $27,606        1.25%/bc/    0.16%/bc/     51.9%/c/           --
         ---------------------------------------------------------------------------------
1993     26.24/b/        65,426         1.25/b/      (0.12)/b/     62.4               --
         ---------------------------------------------------------------------------------
1994     0.29/b/         100,523        1.25/b/      0.02/b/       48.7               --
         ---------------------------------------------------------------------------------
1995     40.95           263,987        1.25         (0.01)        57.5               --
         ---------------------------------------------------------------------------------
1996     24.84           1,021,038      1.04         (0.11)        38.1       $0.0531
         ---------------------------------------------------------------------------------
1997     18.33           1,838,652      0.95         (0.14)        42.6       0.0515
-----------------------------------------------------------------------------------------------




 /a/ From June 30, 1992 (commencement of operations) to December 31, 1992.

 /b/
  Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1995.

 /c/Annualized.

ABOUT THE FUND                                5
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund's investment objective is to provide long-term capital appreciation by investing in mid-cap stocks offering the potential for above-average earnings growth.


 What is the fund's investment program?

   The fund will invest at least 65% of its assets in a diversified portfolio of mid-cap companies whose earnings are expected by T. Rowe Price to grow at a faster rate than the average company.


   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible securities, and warrants, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What are "mid-cap growth" stocks?

   A mid-cap company is defined as one whose market capitalization (number of shares outstanding multiplied by share price) falls between $300 million and $5 billion. Mid-cap growth companies are no longer considered new or emerging, but they are not large. By focusing their activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets than large companies. Mid-cap companies tend to offer higher growth prospects than larger companies. They tend to have greater resources and, therefore, represent less risk, than smaller companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, these companies generally have sufficient financial resources and access to capital to finance their growth.


 Does the fund only invest in mid-cap stocks?

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the

T. ROWE PRICE                                 6
   fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.


 What is meant by a "growth" investment approach?


   Thomas Rowe Price, Jr., pioneered the growth stock theory of investing over 60 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

  . Growth investors look for companies with above-average earnings gains.


 How does the fund select mid-cap stocks for the portfolio?


   T. Rowe Price analysts seek to identify mid-cap companies with attractive growth prospects. The fund attempts to invest primarily in companies that offer proven products or services; have a record of above-average earnings growth; demonstrate the potential to sustain earnings growth; operate in industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.


 What are some of the fund's potential risks?


   The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large, established companies. Also, growth stocks can be volatile for several reasons. Since they usually reinvest a high portion of earnings in their own businesses, they may lack the comfortable dividend associated with value stocks that can cushion total return in a declining market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?

   Mid-cap companies may offer greater potential for capital appreciation than large companies because of their higher growth rates. Since mid-cap stocks are usually less actively followed by securities analysts, they could be undervalued by the market, providing opportunities for investors.

ABOUT THE FUND                                7
 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance level for risk. If you can accept the greater risk of investing in mid-cap companies in an effort to achieve superior capital appreciation, the fund can be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT                            9
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

T. ROWE PRICE                                 10
  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of

ABOUT YOUR ACCOUNT                            11
   fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.


   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

T. ROWE PRICE                                 12
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

ABOUT YOUR ACCOUNT                            13
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction,

T. ROWE PRICE                                 14
   automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1992 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

    .Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

   .Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 16
 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Brian W. H. Berghuis, Chairman, Marc L. Baylin, James A. C. Kennedy, and John
   F. Wakeman. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Berghuis has been chairman of the fund's committee since 1992. Mr. Berghuis has been managing investments since joining T. Rowe Price in 1985.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $1,865,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $790,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $60,000 to
   T. Rowe Price for accounting services.

ABOUT YOUR ACCOUNT                            17
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.

T. ROWE PRICE                                 18
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

MORE ABOUT THE FUND                           19
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

T. ROWE PRICE                                 20
 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

MORE ABOUT THE FUND                           21
   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

T. ROWE PRICE                                 22
 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

MORE ABOUT THE FUND                           23
   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1997, 1996, and 1995, were 42.6%, 38.1%, and 57.5%, respectively.

T. ROWE PRICE                                 24

 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept thirdparty checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 26
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  27
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

T. ROWE PRICE                                 28
 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

INVESTING WITH T. ROWE PRICE                  29
Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 30
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-

INVESTING WITH T. ROWE PRICE                  31
cate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE                                 32
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

INVESTING WITH T. ROWE PRICE                  33
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
Open a Mutual
Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices,
Account Information, or
to Conduct Transactions
 Tele*Access /(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount
Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F64-040 5/1/98

 PROSPECTUS

May 1, 1998
Mid-Cap ValueFund

 A stock fund seeking long-term capital appreciation through investments in mid-size companies whose stocks appear undervalued.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Mid-Cap Value Fund


Investment Goal
To provide long-term capital appreciation by investing primarily in the common stocks of medium-sized (mid-cap) companies believed to be undervalued.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy

The fund will focus on mid-size companies that are regarded as undervalued. A number of qualitative and quantitative measures will be used to identify undervalued investment opportunities.


Risk/Reward
The potential to provide attractive growth of capital over time with less volatility than small-company stock funds. The fund's value approach is conservative, but its focus on mid-cap companies makes it potentially riskier than funds investing in large-company stocks. The fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking a moderately aggressive approach to building capital who are willing to incur the risks associated with investments in mid-cap stocks. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $124 billion for more than six million individual and institutional investor accounts as of December 31, 1997.

CONTENTS
1

ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 4
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 9
Distributions and Taxes 10
Transaction Procedures and Special Requirements 12
3

MORE ABOUT THE FUND

Organization and Management 16
Understanding Performance Information 19
Investment Policies and Practices 20
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 26
Opening a New Account 26
Purchasing Additional Shares 28
Exchanging and Redeeming 28
Rights Reserved by the Fund 30
Shareholder Services 30
Discount Brokerage 32
Investment Information 33
T. Rowe PriceMid-Cap ValueFund, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate the fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1 Transaction and Fund Expenses
                                                                         Shareholder Transaction Expenses

                                                                         Sales charge "load" on purchases    None
                                                                         ------------------------------------------
                                                                         Sales charge "load" on reinvested   None
                                                                         distributions
                                                                         ------------------------------------------
                                                                         Redemption fees                     None
                                                                         ------------------------------------------
                                                                         Exchange fees                       None
-------------------------------------------------------------------------------------------------------------------
                                                                                                               Percentage of Fiscal
                                                                         Annual Fund Expenses                  1997
                                                                         (after reduction)                     Average Net Assets
                                                                                                               0.74%/a//b/
                                                                         Management fee
                                                                         -----------------------------------------------------------
                                                                         Marketing fees (12b-1)                None
                                                                         -----------------------------------------------------------
                                                                         Total other (shareholder servicing,   0.51%
                                                                         custodial, auditing, etc.)
                                                                         -----------------------------------------------------------
                                                                                                               1.25%/a//b/
                                                                         Total fund expense
------------------------------------------------------------------------------------------------------------------------------------




 /a/The fund's management fee and other expenses presented include 0.07% of management fees waived pursuant to an expense limitation. The fund's management fee, other expenses, and total expense ratio would have been 0.67%, 0.51%, and 1.18%, respectively, without this repayment.
 /b/
  To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to waive its fees and bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 1999, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Organizational expenses will be charged to the fund over a period not to exceed 60 months.
Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets are:

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of December 31, 1997, and an individual fund fee of 0.35%.

ABOUT THE FUND                                3

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      1 year        3 years       5 years       10 years
                                                      $13           $40           $69           $151
--------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.


 Table 3 Financial Highlights
----------------------------------------------------------------------------
                     Income From Investment Activities          Less Distributions                      Net Asset
                                                                                                        Value
         Net Asset  Net            Net Realized    Total From  Net                                      Net Asset
Period   Value,     Investment     & Unrealized    Investment  Investment  Net Realized  Total          Value, End
Ended    Beginning  Income (Loss)  Gain (Loss) on  Activities  Income      Gain          Distributions  of Period
         of Period                 Investments

1996/a/  $10.00     $0.10/b/       $1.53           $1.63       $(0.07)               --  $(0.07)        $11.56
         -----------------------------------------------------------------------------------------------------------
1997     11.56      0.08/b/        3.05            3.13        (0.08)      $(0.14)       (0.22)         14.47
-------------------------------------------------------------------------------------------------------------------------



 Footnotes appear on next page.                 (continued on next page)

T. ROWE PRICE                                 4

  Table 3 Financial Highlights (continued)
                                                                                                                                   <
                                                   Returns, Ratios, and Supplemental Data
                                                  Total Return                   Ratio of     Ratio of Net
                                         Period   (Includes       Net Assets     Expenses to  Investment    Portfolio  Average
                                         Ended    Reinvested      ($ Thousands)  Average Net  Income to     Turnover   Commission
                                                  Distributions)                 Assets       Average Net   Rate       Rate Paid
                                                                                              Assets

                                         1996/a/  16.3%/b/        $49,189        1.25%/bc/    2.10%/bc/     3.9%/c/    $0.0561
                                                  ---------------------------------------------------------------------------------
                                         1997     27.1/b/         217,991        1.25/b/      1.18/b/       16.0       0.0443
------------------------------------------------------------------------------------------------------------------------------------



 /a/ From June 28, 1996 (commencement of operations) to December 31, 1996.

 /b/
  Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1997.

 /c/Annualized.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?


   The fund's objective is to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.


 What is the fund's investment program?


   Reflecting a "value approach" to investing, the fund will seek companies whose current stock prices do not appear to T. Rowe Price to reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The fund will invest at least 65% of its assets in companies whose market capitalization (stock price multiplied by shares outstanding) falls between $300 million and $5 billion.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign stocks, convertible securities, and warrants, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.

ABOUT THE FUND                                5
 Does the fund only invest in mid-cap stocks?

   Most of the stocks purchased by the fund will be in the mid-cap size range described above. However, the fund will not automatically sell a stock just because the company's market cap has grown beyond the $5 billion upper limit, and such positions may be increased on occasion through additional purchases.


 What are the advantages of mid-cap investing?

   Mid-cap companies are often in the early, more dynamic phase of their life cycles, but are no longer considered new or emerging. By being more focused in their business activities, these companies may be more responsive and better able to adapt to the changing needs of their markets than large companies. Therefore, mid-cap stocks tend to offer greater potential for appreciation than stocks of larger companies. Medium-sized companies also tend to have greater resources, and therefore represent less risk, than small companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, they generally have sufficient financial resources and access to capital to finance their growth.


 What is meant by a "value" investment approach?

   Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly.

  . Value investors look for undervalued assets.

   Finding undervalued stocks requires considerable research to identify the particular company, analyze its underlying financial condition and prospects, and assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

   Some of the principal measures used to identify such stocks are:

  . Price/earnings ratio Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.


  . Price/book value ratio Dividing a stock's price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

T. ROWE PRICE                                 6
  . Dividend yield A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

  . A stock selling at $10 with a dividend of $0.50 has a 5% yield.

  . Price/cash flow Dividing a stock's price by the company's cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

  . Undervalued assets This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

  . Restructuring opportunities The market can react favorably to the announcement of the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.


 What are some examples of undervalued situations?

   There are numerous situations in which a company's value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company's stock price could rise. In another example, a company's management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

   Sometimes new management can revitalize companies that have grown fat or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buying back outstanding shares of common stock, or raising the dividend. Finally, while most mid-cap investment opportunities are businesses that have moved up from the small-company ranks, some medium-sized firms may once have been in the large-cap category. Due to consolidation and streamlining or reorganization, such mid-cap companies may also offer attractive potential for this fund.

ABOUT THE FUND                                7
 What major characteristics does the fund look for in a company?

   In applying a value criteria to the universe of mid-cap stocks, the fund seeks where possible to build a core portfolio of attractive business franchises generally possessing, or expected to possess, the following characteristics:

  . Attractive operating margins.

  . Sound balance sheet and financial management.

  . Stock ownership by management.

  . Significant cash generation.


 What are some of the fund's potential risks?


   The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, a value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?


   Mid-cap companies may offer greater opportunity for capital appreciation than larger companies. The careful selection of undervalued issues can provide a sound basis for long-term appreciation while cushioning against downside risk.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

T. ROWE PRICE                                 8
 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance level for risk. If you can accept the greater risk of investing in mid-cap companies in an effort to achieve significant capital appreciation, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-
    sponsored retirement accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.
   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale
  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.
   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE                                 10
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a

ABOUT YOUR ACCOUNT                            11
   specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is

T. ROWE PRICE                                 12
   reclassified to long term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.


   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

ABOUT YOUR ACCOUNT                            13
 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

T. ROWE PRICE                                 14

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)

ABOUT YOUR ACCOUNT                            15
 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1996 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   .Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

    What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

    .Receive a proportional interest in a fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

ABOUT YOUR ACCOUNT                            17
 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Gregory A. McCrickard, Chairman, Preston G. Athey, Hugh M. Evans III, Brian
   C. Rogers, and David J. Wallack. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. McCrickard has been chairman of the fund's committee since 1996. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended December 31, 1997, fees paid by the fund to various T. Rowe Price service companies included the following: $187,000 to
   T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; $3,000 to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and $60,000 to
   T. Rowe Price for accounting services.

T. ROWE PRICE                                 18
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.

MORE ABOUT THE FUND                           19
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

T. ROWE PRICE                                 20
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.

MORE ABOUT THE FUND                           21
 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants

   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments;
   nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting,

T. ROWE PRICE                                 22
   disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 20% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


   High-Yield, High-Risk Investing
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 5% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.


   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

MORE ABOUT THE FUND                           23
   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices


   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of

T. ROWE PRICE                                 24
   adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1997, and 1996, were 16.0%, and 3.9%, respectively.

MORE ABOUT THE FUND                           25

 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept thirdparty checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE                  27
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE                                 28
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

INVESTING WITH T. ROWE PRICE                  29
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

T. ROWE PRICE                                 30
 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor

INVESTING WITH T. ROWE PRICE                  31
Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund

T. ROWE PRICE                                 32
account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

INVESTING WITH T. ROWE PRICE                  33

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

T. ROWE PRICE                                 34
Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
o Open a Mutual
Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices,
Account Information, or
to Conduct Transactions
 Tele*Access /(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount
Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

F15-040 5/1/98

                      STATEMENT OF ADDITIONAL INFORMATION

         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
              T. ROWE PRICE EQUITY INDEX 500 FUND
              T. ROWE PRICE EXTENDED EQUITY MARKET INDEX FUND
              T. ROWE PRICE TOTAL EQUITY MARKET INDEX FUND
         T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE REAL ESTATE FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
         T. ROWE PRICE VALUE FUND, INC.
                                       and
         INSTITUTIONAL EQUITY FUNDS, INC.
              MID-CAP EQUITY GROWTH FUND

         (collectively the "Funds" and individually the "Fund")

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1998, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

   If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

   The date of this Statement of Additional Information is May 1, 1998.
                                                                  C20-043 5/1/98

                              TABLE OF CONTENTS
                              -----------------
                              Page                                       Page
                              ----                                       ----
Capital Stock                   65       Legal Counsel                       67
------------------------------------     --------------------------------------
Code of Ethics                  53       Management of Funds                 29
------------------------------------     --------------------------------------
Custodian                       53       Net Asset Value Per Share           60
------------------------------------     --------------------------------------
Distributor for Fund            52       Organization of the Funds           66
------------------------------------     --------------------------------------
Dividends and Distributions     60       Portfolio Management Practices      14
------------------------------------     --------------------------------------
Federal Registration of         67       Portfolio Transactions              54
Shares
------------------------------------     --------------------------------------
Independent Accountants         67       Pricing of Securities               59
------------------------------------     --------------------------------------
Investment Management           47       Principal Holders of                47
Services                                 Securities
------------------------------------     --------------------------------------
Investment Objectives and        2       Ratings of Corporate Debt           70
Policies                                 Securities
------------------------------------     --------------------------------------
Investment Performance          62       Risk Factors                         2
------------------------------------     --------------------------------------
Investment Program               5       Shareholder Services                53
------------------------------------     --------------------------------------
Investment Restrictions         26       Tax Status                          61
------------------------------------     --------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Fund's' prospectus.

   The Funds will not make a material change in itstheir investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/ Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.

   Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   Foreign Securities (All Funds other than Equity Index 500, Extended Equity Market, and Total Equity Market Funds)
   The Fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest.


  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U. S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


                                 Debt Securities

   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Growth & Income, Health Sciences, Media & Telecommunications, Mid-Cap Value, New Era, Real Estate, Small-Cap Stock, Small-Cap Value, and Value Funds

   Debt Obligations Although a majority of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

   Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.


                           Mortgage-Related Securities

   Balanced and Real Estate Funds

   Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government of one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates The Federal Agricultural Mortgage Corporation
   ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed Rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . U.S. Government Agency Multiclass Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/ Trustees has delegated to
   T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of trenches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat nongovernment-issued IOs and

   POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission Staff modifies its position.


                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


                            Real Estate and REIT Risk

   Primarily Real Estate Fund (but also any other Fund investing in REITs) Investors in the Fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Real Estate Investment Trusts ("REITs") may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

   Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

   Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the Fund.

   Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the Fund invests in REITs, a shareholder will bear his proportionate share of fund expenses and, indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both equity and mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Internal Revenue Code or failing to maintain exemption from the Investment Company Act of 1940.



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                             Other Lending/Borrowing

   Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price-Fleming"), (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Services, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and
   (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the Fund has no current intention, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions").


                              Money Market Reserves

   It is expected that the Fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the Fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                     Options

   (Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds)

   The only option activity the Funds currently may engage in is the purchase of S&P 500 call options for the Equity Index 500 Fund, or the purchases of call options on any indices that may be consistent with the investment programs for the Extended Equity Market Index and Total Equity Market Index Funds. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the Funds reserve the right to engage in other options activity.


                                Futures Contracts

   All Funds

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures
   The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The New Era Fund may also enter into futures contracts on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index 500, Extended Equity Market Index, and

   Total Equity Market Index Funds may only enter into stock index futures which are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations
   The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

   The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premium paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, liquid, high-grade debt securities, or other suitable cover as determined by the SEC, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   For example, the Standard & Poor's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).

               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following:
   (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as determined by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The Fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All Funds, except Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the Fund's prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the Fund's prospectus; (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the Fund's prospectus.

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5) Percent Limit on Assets Invested in Any One Issuer (All Funds, except Capital Opportunity) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (All Funds, except Capital Opportunity) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the Investment Company Act of 1940; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

       With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund (defined as any other mutual fund managed by or for which T. Rowe Price or Price-Fleming acts as adviser) unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants.

   For Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Financial Services, Health Sciences, Media & Telecommunications, Mid-Cap Value, Real Estate, and Value Funds:

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                         Independent Directors/Trustees

   DONALD W. DICK, JR., Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491

   DAVID K. FAGIN, Chairman and Chief Executive Officer, Western Exploration and Development, Ltd.; Director Golden Star Resources Ltd. and Miranda Mining Development Corporation; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264-3001

   HANNE M. MERRIMAN, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-90) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 247, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone

   Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


                                    Officers

   HENRY H. HOPKINS, Vice President-Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc.,
   T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA S. BUTCHER, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   J. JEFFREY LANG, Assistant Vice President-Assistant Vice President, T. Rowe Price

   INGRID I. VORDEMBERGE, Assistant Vice President-Employee, T. Rowe Price

   Balanced Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director and Vice President -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   RICHARD T. WHITNEY, President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, Vice President -Managing Director, T. Rowe Price



   ANDREW M. BROOKS, Vice President -Vice President, T. Rowe Price



   EDMUND M. NOTZON, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   DONALD J. PETERS, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   PETER VAN DYKE, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company



   MARK J. VASELKIV, Vice President -Vice President, T. Rowe Price

   Blue Chip Growth Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   LARRY J. PUGLIA, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   THOMAS H. BROADUS, JR., Executive Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor



   BRIAN W.H. BERGHUIS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, Vice President -Assistant Vice President, T. Rowe Price



   JILL L. HAUSER, Vice President -Vice President, T. Rowe Price



   SEEMA R. HINGORANI, Vice President -Employee, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price



   ROBERT W. SHARPS, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick



   ROBERT W. SMITH, Vice President -Vice President, T. Rowe Price



   WILLIAM J. STROMBERG, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Capital Appreciation Fund



  * JAMES A.C. KENNEDY III, Trustee -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   RICHARD P. HOWARD, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ARTHUR B. CECIL III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CHARLES A. MORRIS, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CHARLES M. OBER, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   BRIAN C. ROGERS, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   Capital Opportunity Fund



  * JOHN H. LAPORTE, JR., Director and President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOHN F. WAKEMAN, Executive Vice President -Vice President, T. Rowe Price



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, Vice President -Assistant Vice President, T. Rowe Price



   LARRY J. PUGLIA, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ROBERT W. SHARPS, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick



   BRIAN D. STANSKY, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Diversified Small-Cap Growth Fund



  * JOHN H. LAPORTE, JR., Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   RICHARD T. WHITNEY, President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   KRISTEN F. CULP, Vice President -Vice President, T. Rowe Price



   DONALD J. PETERS, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   PAUL J. WOJCIK, Vice President -Employee, T. Rowe Price; formerly Senior Programmer/Analyst, Fidelity Investments

   Dividend Growth Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   WILLIAM J. STROMBERG, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   BRIAN C. ROGERS, Executive Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst



   ARTHUR B. CECIL III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, Vice President -Assistant Vice President, T. Rowe Price

   MICHAEL W. HOLTON, Vice President -Assistant Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank



   DAVID M. LEE, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM



   DONALD J. PETERS, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   LARRY J. PUGLIA, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   DAVID J. WALLACK, Vice President -Vice President, T. Rowe Price

   Equity Income Fund



  * JAMES A.C. KENNEDY III, Trustee -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Trustee -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN C. ROGERS, President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst



   STEPHEN W. BOESEL, Vice President -Vice President, T. Rowe Price



   THOMAS H. BROADUS, JR., Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor



   ANDREW M. BROOKS, Vice President -Vice President, T. Rowe Price



   ARTHUR B. CECIL III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   GIRI DEVULAPALLY, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, Anderson Consulting



   RICHARD P. HOWARD, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   WILLIAM J. STROMBERG, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   MARK J. VASELKIV, Vice President -Vice President, T. Rowe Price

   Equity Index 500, Extended Equity Market Index, and Total Market Index Funds



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   RICHARD T. WHITNEY, President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   KRISTEN F. CULP, Executive Vice President -Vice President, T. Rowe Price



   STEPHANIE C. CLANCY, Vice President -Assistant Vice President, T. Rowe Price



   WENDY R. DIFFENBAUGH, Vice President -Assistant Vice President, T. Rowe Price



   RAYMOND A. MILLS, PHD, Vice President -Employee, T. Rowe Price; formerly a Principal Systems Engineer at TASC, Inc.



   CHRISTINE M. MUNOZ, Vice President -Assistant Vice President, T. Rowe Price



   DONALD J. PETERS, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   PAUL J. WOJCIK, Vice President -Employee, T. Rowe Price; formerly Senior Programmer/Analyst, Fidelity Investments

   Financial Services Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   LARRY J. PUGLIA, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   STEPHEN W. BOESEL, Vice President -Vice President, T. Rowe Price



   ANNA M. DOPKIN, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   ROBERT J. MARCOTTE, Vice President -Vice President, T. Rowe Price



   ROBERT W. SHARPS, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick



   WILLIAM J. STROMBERG, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   SUSAN J. KLEIN, Assistant Vice President -Employee, T. Rowe Price

   Growth & Income Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, President -Vice President, T. Rowe Price



   ANDREW M. BROOKS, Vice President -Vice President, T. Rowe Price



   ARTHUR B. CECIL III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   KARA M. CHESEBY, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis



   DAVID M. LEE, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM



   GREGORY A. MCCRICKARD, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   LARRY J. PUGLIA, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   BRIAN C. ROGERS, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst



   ROBERT W. SMITH, Vice President -Vice President, T. Rowe Price



   MARK J. VASELKIV, Vice President -Vice President, T. Rowe Price



   DAVID J. WALLACK, Vice President -Vice President, T. Rowe Price



   RICHARD T. WHITNEY, Vice President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   Growth Stock Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   ROBERT W. SMITH, President -Vice President, T. Rowe Price



   BRIAN W.H. BERGHUIS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   JILL L. HAUSER, Vice President -Vice President, T. Rowe Price



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank



   CHARLES A. MORRIS, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   D. JAMES PREY III, Vice President -Vice President, T. Rowe Price



   LARRY J. PUGLIA, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CAROL G. BARTHA, Assistant Vice President -Employee, T. Rowe Price

   Health Sciences Fund



  * JOHN H. LAPORTE, JR., Director and President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN D. STANSKY, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   KRIS H. JENNER, M.D., Vice President -Employee, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School



   CHARLES A. MORRIS, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CHARLES G. PEPIN, Vice President -Assistant Vice President, T. Rowe Price



   D. JAMES PREY III, Vice President -Vice President, T. Rowe Price



   DARRELL M. RILEY, Vice President -Assistant Vice President, T. Rowe Price



   BRIAN C. ROGERS, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   Media & Telecommunications Fund



  * JAMES S. RIEPE, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN D. STANSKY, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CHARLES A. MORRIS, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   SEEMA R. HINGORANI, Vice President -Employee, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe



   D. JAMES PREY III, Vice President -Vice President, T. Rowe Price



   JOHN F. WAKEMAN, Vice President -Vice President, T. Rowe Price

   Mid-Cap Equity Growth Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director and President -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, Executive Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   ANNA M. DOPKIN, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs

   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank



   ROBERT J. MARCOTTE, Vice President -Vice President, T. Rowe Price



   CHARLES A. MORRIS, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, Vice President -Vice President, T. Rowe Price

   Mid-Cap Growth Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JOHN H. LAPORTE, JR., Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



   BRIAN W.H. BERGHUIS, President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   ANNA M. DOPKIN, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank



   ROBERT J. MARCOTTE, Vice President -Vice President, T. Rowe Price



   CHARLES A. MORRIS, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst




   JOHN F. WAKEMAN, Vice President -Vice President, T. Rowe Price

   Mid-Cap Value Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   GREGORY A. MCCRICKARD, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   PRESTON G. ATHEY, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   HUGH M. EVANS III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   MARCY L. FISHER, Vice President -Assistant Vice President, T. Rowe Price



   BRIAN C. ROGERS, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   LAUREN A. ROMEO, Vice President -Employee, T. Rowe Price; Chartered Financial Analyst



   DAVID J. WALLACK, Vice President -Vice President, T. Rowe Price

   New America Growth Fund



  * JOHN H. LAPORTE, JR., Trustee and President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Trustee -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, Executive Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   KARA M. CHESEBY, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   SEEMA R. HINGORANI, Vice President -Employee, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank



   CHARLES G. PEPIN, Vice President -Assistant Vice President, T. Rowe Price




   BRIAN D. STANSKY, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, Vice President -Vice President, T. Rowe Price

   New Era Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES M. OBER, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   DAVID J. WALLACK, Executive Vice President -Vice President, T. Rowe Price



   HUGH M. EVANS III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   RICHARD P. HOWARD, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   DAVID M. LEE, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   ROBERT J. MARCOTTE, Vice President -Vice President, T. Rowe Price



   GEORGE A. ROCHE, Vice President -President, Chief Executive Officer, Chairman of the Board, and Managing Director, T. Rowe Price; Vice President and Director, Price-Fleming

   New Horizons Fund



  * JOHN H. LAPORTE, JR., Director and President -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   PRESTON G. ATHEY, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   ANNA M. DOPKIN, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs



   MARCY L. FISHER, Vice President -Assistant Vice President, T. Rowe Price



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   JILL L. HAUSER, Vice President -Vice President, T. Rowe Price



   THOMAS J. HUBER, Vice President -Assistant Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank



   KRIS H. JENNER, M.D., Vice President -Employee, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School



   JOSEPH M. MILANO, Vice President -Employee, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution



   CHARLES A. MORRIS, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CHARLES G. PEPIN, Vice President -Assistant Vice President, T. Rowe Price



   DARRELL M. RILEY, Vice President -Assistant Vice President, T. Rowe Price




   MARK R. SCHLARBAUM, Vice President -Employee, T. Rowe Price



   MICHAEL F. SOLA, Vice President -Assistant Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation



   BRIAN D. STANSKY, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, Vice President -Vice President, T. Rowe Price



   FRANCIES W. HAWKS, Assistant Vice President -Assistant Vice President, T. Rowe Price

   Real Estate Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   WILLIAM J. STROMBERG, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   DAVID M. LEE, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM



   STEPHEN W. BOESEL, Vice President -Vice President, T. Rowe Price



   ANNA M. DOPKIN, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs



   CHARLES M. OBER, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   BRIAN C. ROGERS, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   Science & Technology Fund



  * JOHN H. LAPORTE, JR., Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES A. MORRIS, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   MARCY L. FISHER, Vice President -Assistant Vice President, T. Rowe Price



   ROBERT N. GENSLER, Vice President -Vice President, T. Rowe Price



   STEPHEN C. JANSEN, Vice President -Employee, T. Rowe Price; formerly an Investment Analyst at Schroder & Co.



   JILL L. HAUSER, Vice President -Vice President, T. Rowe Price



   D. JAMES PREY III, Vice President -Vice President, T. Rowe Price



   MICHAEL F. SOLA, Vice President -Assistant Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation



   BRIAN D. STANSKY, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Small-Cap Stock Fund



  * JOHN H. LAPORTE, JR., Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe

   Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   GREGORY A. MCCRICKARD, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   PRESTON G. ATHEY, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   HUGH M. EVANS III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   MARCY L. FISHER, Vice President -Assistant Vice President, T. Rowe Price



   JAMES A.C. KENNEDY III, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   JOSEPH M. MILANO, Vice President -Employee, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution



   CHARLES G. PEPIN, Vice President -Assistant Vice President, T. Rowe Price



   LAUREN A. ROMEO, Vice President -Employee, T. Rowe Price; Chartered Financial Analyst



   BRIAN D. STANSKY, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   RICHARD T. WHITNEY, Vice President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   Small-Cap Value Fund



  * JOHN H. LAPORTE, JR., Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   PRESTON G. ATHEY, President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   HUGH M. EVANS III, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ROBERT J. MARCOTTE, Vice President -Vice President, T. Rowe Price



   GREGORY A. MCCRICKARD, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   JOSEPH M. MILANO, Vice President -Employee, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution



   LAUREN A. ROMEO, Vice President -Employee, T. Rowe Price; Chartered Financial Analyst



   FRANCIES W. HAWKS, Assistant Vice President -Assistant Vice President, T. Rowe Price

   Value Fund



  * JAMES A.C. KENNEDY III, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN C. ROGERS, President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst



   STEPHEN W. BOESEL, Vice President -Vice President, T. Rowe Price



   KARA M. CHESEBY, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis



   STEPHANIE C. CLANCY, Vice President -Assistant Vice President, T. Rowe Price



   RICHARD P. HOWARD, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ROBERT W. SMITH, Vice President -Vice President, T. Rowe Price



   DAVID J. WALLACK, Vice President -Vice President, T. Rowe Price



 COMPENSATION TABLE
 -------------------------------------------------------------------------------
   The Funds do not pay pension or retirement benefits to its officers or directors/trustees. Also, any director/ trustee of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.

Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
--------------------------------                                                               -----------
------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
                                                                            -----------------------------------------------
Balanced Fund

Donald W. Dick, Jr., Director                                  $1,572                                          $81,000
David K. Fagin, Director                                        2,078                                           65,000
Hanne M. Merriman, Director                                     2,078                                           65,000
Hubert D. Vos, Director                                         2,078                                           66,000
Paul M. Wythes, Director                                        1,572                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund

Donald W. Dick, Jr., Director                                  $1,639                                          $81,000
David K. Fagin, Director                                        2,184                                           65,000
Hanne M. Merriman, Director                                     2,184                                           65,000
Hubert D. Vos, Director                                         2,184                                           66,000
Paul M. Wythes, Director                                        1,639                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund

Donald W. Dick, Jr., Director                                  $1,532                                          $81,000
David K. Fagin, Director                                        2,005                                           65,000
Hanne M. Merriman, Director                                     2,005                                           65,000
Hubert D. Vos, Director                                         2,005                                           66,000
Paul M. Wythes, Director                                        1,532                                           80,000
---------------------------------------------------------------------------------------------------------------------------

Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
--------------------------------                                                               -----------
------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
                                                                            -----------------------------------------------
Capital Opportunity Fund
Donald W. Dick, Jr., Director                                  $1,053                                          $81,000
David K. Fagin, Director                                        1,108                                           65,000
Hanne M. Merriman, Director                                     1,108                                           65,000
Hubert D. Vos, Director                                         1,108                                           66,000
Paul M. Wythes, Director                                        1,053                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Diversified Small-Cap Growth Fund
Donald W. Dick, Jr., Director                                    $227                                          $81,000
David K. Fagin, Director                                          691                                           65,000
Hanne M. Merriman, Director                                       691                                           65,000
Hubert D. Vos, Director                                           691                                           66,000
Paul M. Wythes, Director                                          227                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund
Donald W. Dick, Jr., Director                                  $1,238                                          $81,000
David K. Fagin, Director                                        1,447                                           65,000
Hanne M. Merriman, Director                                     1,447                                           65,000
Hubert D. Vos, Director                                         1,447                                           66,000
Paul M. Wythes, Director                                        1,238                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
Donald W. Dick, Jr., Trustee                                   $6,328                                          $81,000
David K. Fagin, Trustee                                         8,997                                           65,000
Hanne M. Merriman, Trustee                                      8,997                                           65,000
Hubert D. Vos, Trustee                                          8,997                                           66,000
Paul M. Wythes, Trustee                                         6,328                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Equity Index 500 Fund
Donald W. Dick, Jr., Director                                  $1,678                                          $81,000
David K. Fagin, Director                                        2,264                                           65,000
Hanne M. Merriman, Director                                     2,264                                           65,000
Hubert D. Vos, Director                                         2,264                                           66,000
Paul M. Wythes, Director                                        1,678                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Extended Equity Market Index Fund(c)
Donald W. Dick, Jr., Director                                  $  834                                          $81,000
David K. Fagin, Director                                        1,111                                           65,000
Hanne M. Merriman, Director                                     1,111                                           65,000
Hubert D. Vos, Director                                         1,111                                           66,000
Paul M. Wythes, Director                                          834                                           80,000
---------------------------------------------------------------------------------------------------------------------------

Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
--------------------------------                                                               -----------
------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
                                                                            -----------------------------------------------
Financial Services Fund
Donald W. Dick, Jr., Director                                  $1,014                                          $81,000
David K. Fagin, Director                                        1,028                                           65,000
Hanne M. Merriman, Director                                     1,028                                           65,000
Hubert D. Vos, Director                                         1,028                                           66,000
Paul M. Wythes, Director                                        1,014                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund
Donald W. Dick, Jr., Director                                  $2,555                                          $81,000
David K. Fagin, Director                                        3,923                                           65,000
Hanne M. Merriman, Director                                     3,923                                           65,000
Hubert D. Vos, Director                                         3,923                                           66,000
Paul M. Wythes, Director                                        2,555                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund
Donald W. Dick, Jr., Director                                  $3,003                                          $81,000
David K. Fagin, Director                                        4,772                                           65,000
Hanne M. Merriman, Director                                     4,772                                           65,000
Hubert D. Vos, Director                                         4,772                                           66,000
Paul M. Wythes, Director                                        3,003                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund
Donald W. Dick, Jr., Director                                  $1,008                                          $81,000
David K. Fagin, Director                                        1,020                                           65,000
Hanne M. Merriman, Director                                     1,020                                           65,000
Hubert D. Vos, Director                                         1,020                                           66,000
Paul M. Wythes, Director                                        1,008                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Media & Telecommunications Fund
Donald W. Dick, Jr., Director                                    $444                                          $81,000
David K. Fagin, Director                                          466                                           65,000
Hanne M. Merriman, Director                                       466                                           65,000
Hubert D. Vos, Director                                           466                                           66,000
Paul M. Wythes, Director                                          444                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Growth Fund
Donald W. Dick, Jr., Director                                  $1,040                                          $81,000
David K. Fagin, Director                                        1,078                                           65,000
Hanne M. Merriman, Director                                     1,078                                           65,000
Hubert D. Vos, Director                                         1,078                                           66,000
Paul M. Wythes, Director                                        1,040                                           80,000
---------------------------------------------------------------------------------------------------------------------------

Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
--------------------------------                                                               -----------
------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
                                                                            -----------------------------------------------
Mid-Cap Growth Fund
Donald W. Dick, Jr., Director                                  $1,700                                          $81,000
David K. Fagin, Director                                        2,317                                           65,000
Hanne M. Merriman, Director                                     2,317                                           65,000
Hubert D. Vos, Director                                         2,317                                           66,000
Paul M. Wythes, Director                                        1,700                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund
Donald W. Dick, Jr., Director                                  $1,010                                          $81,000
David K. Fagin, Director                                        1,021                                           65,000
Hanne M. Merriman, Director                                     1,021                                           65,000
Hubert D. Vos, Director                                         1,021                                           66,000
Paul M. Wythes, Director                                        1,010                                           80,000
---------------------------------------------------------------------------------------------------------------------------
New America Growth Fund
Donald W. Dick, Jr., Trustee                                   $1,809                                          $81,000
David K. Fagin, Trustee                                         2,523                                           65,000
Hanne M. Merriman, Trustee                                      2,523                                           65,000
Hubert D. Vos, Trustee                                          2,523                                           66,000
Paul M. Wythes, Trustee                                         1,809                                           80,000
---------------------------------------------------------------------------------------------------------------------------
New Era Fund
Donald W. Dick, Jr., Director                                  $1,833                                          $81,000
David K. Fagin, Director                                        2,576                                           65,000
Hanne M. Merriman, Director                                     2,576                                           65,000
Hubert D. Vos, Director                                         2,576                                           66,000
Paul M. Wythes, Director                                        1,833                                           80,000
---------------------------------------------------------------------------------------------------------------------------
New Horizons Fund
Donald W. Dick, Jr., Director                                  $3,408                                          $81,000
David K. Fagin, Director                                        5,533                                           65,000
Hanne M. Merriman, Director                                     5,533                                           65,000
Hubert D. Vos, Director                                         5,533                                           66,000
Paul M. Wythes, Director                                        3,408                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Real Estate Fund
Donald W. Dick, Jr., Director                                    $166                                          $81,000
David K. Fagin, Director                                          166                                           65,000
Hanne M. Merriman, Director                                       166                                           65,000
Hubert D. Vos, Director                                           166                                           66,000
Paul M. Wythes, Director                                          166                                           80,000
---------------------------------------------------------------------------------------------------------------------------

Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
--------------------------------                                                               -----------
------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
                                                                            -----------------------------------------------
Science & Technology Fund
Donald W. Dick, Jr., Director                                  $2,872                                          $81,000
David K. Fagin, Director                                        4,522                                           65,000
Hanne M. Merriman, Director                                     4,522                                           65,000
Hubert D. Vos, Director                                         4,522                                           66,000
Paul M. Wythes, Director                                        2,872                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Stock Fund
Donald W. Dick, Jr., Director                                  $1,276                                          $81,000
David K. Fagin, Director                                        1,518                                           65,000
Hanne M. Merriman, Director                                     1,518                                           65,000
Hubert D. Vos, Director                                         1,518                                           66,000
Paul M. Wythes, Director                                        1,276                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
Donald W. Dick, Jr., Director                                  $1,870                                          $81,000
David K. Fagin, Director                                        2,634                                           65,000
Hanne M. Merriman, Director                                     2,634                                           65,000
Hubert D. Vos, Director                                         2,634                                           66,000
Paul M. Wythes, Director                                        1,870                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Total Market Equity Index Fund(c)
Donald W. Dick, Jr., Director                                    $834                                          $81,000
David K. Fagin, Director                                        1,111                                           65,000
Hanne M. Merriman, Director                                     1,111                                           65,000
Hubert D. Vos, Director                                         1,111                                           66,000
Paul M. Wythes, Director                                          834                                           80,000
---------------------------------------------------------------------------------------------------------------------------
Value Fund
Donald W. Dick, Jr., Director                                  $1,023                                          $81,000
David K. Fagin, Director                                        1,040                                           65,000
Hanne M. Merriman, Director                                     1,040                                           65,000
Hubert D. Vos, Director                                         1,040                                           66,000
Paul M. Wythes, Director                                        1,023                                           80,000
---------------------------------------------------------------------------------------------------------------------------



 (a) Amounts in this column are based on accrued compensation for calendar year 1997.

 (b) Amounts in this column are based on compensation received from January 1, 1997, to December 31, 1997. The T. Rowe Price complex included 84 funds as of December 31, 1997.

 (c) Estimated future annual compensation from the Fund based on a full calendar year.



   All Funds

   The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

   As of April 1, 1998, the following shareholders beneficially owned more than 5% of the outstanding shares of:

   Blue Chip Growth, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds: Pirateline & Co., FBO Spectrum Growth Fund Acct., Attn.:
   Mark White, State Street Bank & Trust Co., 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2197;

   Blue Chip Growth Fund: Fidelity Investments Institutional Operations as agent for Merck & Company, Inc., #83169, 100 Magellan Way, Covington, Kentucky 41015-1999;

   Capital Appreciation, Dividend Growth, Media & Telecommunications, Mid-Cap Growth, New Era, Small-Cap Stock, Small-Cap Value and Science & Technology
   Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122;

   Growth & Income Fund: Manulife Financial USA, 200 Bloor St East NT3, Toronto, Ontario Canada M4WIE5, Attn.: Rosie Chuck, Pension Accounting;

   Small-Cap Stock Fund: Sigler & Co. of Smithsonian Inst., Wellington Trust Co., RD7 9866-77, Attn.: Jasmine Felix, 4 New York Plaza, 4th Floor, New York, New York 10004-2413;

   Mid-Cap Equity Growth Fund: Roland & Company, c/o Mercantile Bank of St. Louis, Attn.: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Atlantic Trust Company NA, Attn.: Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Conref & Company, c/o Mercantile Bank of St. Louis, Attn.: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Wentworth-Douglass Hospital, Attn.:
   Rayna Feldman, 789 Central Avenue, Dover, New Hampshire 03820-2589; Mac & Company A/C JHFF0800212 Mutual Funds Operations, P.O. Box 3198, Pittsburgh, Pennsylvania 15230-3198; Trustmark National Bank, Trustee, FBO various Trust Company, NA, Nominee Account, Attn.: Mutual Funds, 100 Federal Street, 37th Floor, Boston, MA 02110-1802; Wheaton College, 26 Main Street, Norton, MA 02766-2322.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All Funds except Equity Index 500, Extended Equity Market Index, Total Equity Market Index, and Mid-Cap Equity Growth Funds

   Management Fee
   The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion

   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees of each Fund are listed in the chart below:

Balanced Fund                                                                0.15%
Blue Chip Growth Fund                                                        0.30%
Capital Appreciation Fund                                                    0.30%*
Capital Opportunity Fund                                                     0.45%
Diversified Small-Cap Growth Fund                                            0.35%
Dividend Growth Fund                                                         0.20%
Equity Income Fund                                                           0.25%
Equity Index 500 Fund                                                        0.20%
Financial Services Fund                                                      0.35%
Growth & Income Fund                                                         0.25%
Growth Stock Fund                                                            0.25%
Health Sciences Fund                                                         0.35%
Media & Telecommunications Fund                                              0.35%
Mid-Cap Growth Fund                                                          0.35%
Mid-Cap Value Fund                                                           0.35%
New America Growth Fund                                                      0.35%
New Era Fund                                                                 0.25%
New Horizons Fund                                                            0.35%
Real Estate Fund                                                             0.30%
Small-Cap Stock Fund                                                         0.45%
Science & Technology Fund                                                    0.35%
Small-Cap Value Fund                                                         0.35%
Value Fund                                                                   0.35%

  *Subject to Performance Adjustment (please see pages 51 and 52.)



   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:

                       Fund                               1997            1996             1995
                       ----                               ----            ----             ----
Balanced                                              $ 5,317,000     $ 3,765,000      $ 2,778,000
Blue Chip Growth                                        8,706,000       1,924,000          534,000
Capital Appreciation                                    3,861,000       4,218,000        4,940,000
Capital Opportunity                                       899,000         890,000          134,000
Diversified Small-Cap Growth                               81,000             (a)              (a)
Dividend Growth                                         2,659,000         754,000          357,000
Equity Income                                          60,406,000      37,762,000       24,358,000
Equity Index 500                                        2,516,000         925,000          498,000
Financial Services                                        635,934             (b)              (a)
Growth & Income                                        17,390,000      12,048,000        8,195,000
Growth Stock                                           22,078,000      17,848,000       14,222,000
Health Sciences                                         1,810,576         750,000              (a)
Media & Telecommunications (c)                          1,781,000       3,056,000        2,665,000
Mid-Cap Equity Growth                                     117,000             (b)              (a)
Mid-Cap Growth                                          9,548,000       4,390,000        1,234,000
Mid-Cap Value                                             728,000          22,000              (a)
New America Growth                                     10,541,000       8,648,000        5,554,000
New Era                                                 9,144,000       7,559,000        6,218,000
New Horizons                                           31,439,000      25,875,000       15,035,000
Real Estate                                                   (b)             (a)              (a)
Science & Technology                                   24,246,000      19,792,000       11,393,000
Small-Cap Stock                                         4,405,000       2,619,000        1,897,000
Small-Cap Value                                        11,594,000       8,187,000        4,262,000
Value                                                   2,597,000         748,000           19,000
-----------------------------------------------------------------------------------------------------


  (a) Prior to commencement of operations.

  (b) Due to each Fund's expense limitation in effect at that time, no management fees were paid by the Funds to T. Rowe Price.

  (c) Fees listed were paid under this Fund's previous management agreement, prior to becoming an open-end mutual fund.



   The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For Capital Opportunity, Diversified Small-Cap Growth, Dividend Growth, Equity Index 500, Financial Services, Health Sciences, Mid-Cap Equity Growth, Mid-Cap Value, Real Estate, and Value Funds

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                                                                                         Expense       Reimbursement
                             Fund                                 Limitation Period      -------       -------------
                             ----                                 -----------------       Ratio            Date
                                                                                          -----            ----
                                                                                        Limitation
                                                                                        ----------
                                                                November 30, 1994 -
Capital Opportunity                                             December 31, 1996         1.35%     December 31, 1998
                                                                June 30, 1997 -
Diversified Small-Cap Growth                                    December 31, 1998         1.25%     December 31, 2000
                                                                January 1, 1995 -
Dividend Growth(a)                                              December 31, 1996         1.10%     December 31, 1998
                                                                January 1, 1998 -
Equity Index 500(b)                                             December 31, 1999         0.40%     December 31, 2001
                                                                September 30, 1996 -
Financial Services                                              December 31, 1998         1.25%     December 31, 2000
                                                                December 31, 1995 -
Health Sciences                                                 December 31, 1997         1.35%     December 31, 1999
                                                                July 31, 1996 -
Mid-Cap Equity Growth                                           December 31, 1997         0.85%     December 31, 1999
                                                                June 28, 1996 -
Mid-Cap Value                                                   December 31, 1997         1.25%     December 31, 1999
                                                                October 31, 1997 -
Real Estate                                                     December 31, 1999         1.00%     December 31, 2001
Value                                                           September 30, 1994 -      1.10%     December 31, 1998
                                                                December 31, 1996
-----------------------------------------------------------------------------------------------------------------------


 (a) The Dividend Growth Fund previously operated under a 1.00% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1996.

 (b) The Equity Index 500 Fund previously operated under a 0.40% limitation that expired December 31, 1997. The reimbursement period for this limitation extends through December 31, 1999.



   Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to Capital Opportunity Fund's expense limitation that expired on December 31, 1996, $63,000 of previously unaccrued managements fees and expenses were repaid for the year ended December 31, 1997. Additionally, $94,000 remains subject to reimbursement through December 31, 1998.

   Pursuant to the Diversified Small-Cap Growth Fund's current expense limitation, $94,000 of management fees were not accrued for the year ended December 31, 1997.

   Pursuant to the Dividend Growth Fund's previous expense limitation, $5,000 of unaccrued management fees were repaid during the year ended December 31, 1997.

   Pursuant to the Equity Index 500 Fund's previous expenses limitation, $283,000 of management fees were not accrued by the Fund for the year ended December 31, 1997. Additionally, $370,000 of unaccrued 1996 management fees are subject to reimbursement through December 31, 1999.

   Pursuant to the Financial Services Fund's current expense limitation, $24,000 of management fees were not accrued by the Fund for the year ended December 31, 1997 and $26,000 of unaccrued fees and expenses are subject to reimbursement through December 31, 2000.

   Pursuant to the Health Sciences Fund's current expense limitation, $101,000 of previously unaccrued management fees were repaid by the Fund for the year ended December 31, 1997.

   Pursuant to the Mid-Cap Equity Growth Fund's current expense limitation, $68,000 of management fees were not accrued by the Fund for the year ended December 31, 1997 and are subject to reimbursement through December 31, 1999, and $48,000 remains unaccrued from prior periods.

   Pursuant to the Mid-Cap Value Fund's current expense limitation, $71,000 of previously unaccrued management fees were repaid by the Fund for the year ended December 31, 1997 and $7,000 remains subject to reimbursement through December 31, 1999.

   Pursuant to the Real Estate Fund's current expense limitation, $5,000 of management fees were not accrued by the Fund for the year ended December 31, 1997, and $18,000 of other expenses were borne by the Manager.

   Pursuant to the Value Fund's previous expense limitation, $237,000 of previously unaccrued fees and expenses were repaid during the year ended December 31, 1997.

   Capital Appreciation Fund

                                 Management Fee

   The Fund pays T. Rowe Price a fee ("Fee") which consists of three components: a Group Management Fee ("Group Fee"), an Individual Fund Fee ("Fund Fee") and a performance fee adjustment ("Performance Fee Adjustment") based on the performance of the Fund relative to the Standard & Poor's 500 Stock Index (the "Index"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below. The performance adjustment for the year ended December 31, 1996, decreased management fees by $1,530,000.

   The Monthly Group Fee and Monthly Fund Fee are combined (the "Combined Fee") and are subject to a Performance fee Adjustment until October 31, 1998, depending on the total return investment performance of the Fund relative to the total return performance of the Standard & Poor's 500 Stock Composite Index (the "Index") during the previous thirty-six (36) months. Effective November 1, 1998, there will no longer be any Performance Fee Adjustment. The Performance Fee Adjustment is computed as of the end of each month and if any adjustment results, is subtracted from the Combined Fee. No Performance Fee Adjustment is made to the Combined Fee unless the investment performance ("Investment Performance") of the Fund (stated as a percent) is exceeded by the investment record ("Investment Record") of the Index (stated as a percent) by at least one full point. (The difference between the Investment Performance and Investment Record will be referred to as the Investment Performance Differential.) The Performance Fee Adjustment for any month is calculated by multiplying the rate of the Performance Fee Adjustment ("Performance Fee Adjustment") (as determined below) achieved for the 36-month period, times the average daily net assets of the Fund for such 36-month period and dividing the product by 12. The Performance Fee Adjustment Rate is calculated by multiplying the Investment Performance Differential (rounded downward to the nearest full point) times a factor of .02%. Regardless of the Investment Performance Differential, the Performance Fee Adjustment Rate shall not exceed (.30)%.


                                     Example

       For example, if the Investment Performance Differential was (11.6), it would be rounded to (11). The Investment Performance Differential of (11) would be multiplied by .02% to arrive at the Performance Fee Adjustment Rate of (.22)%.

       The (.22)% Performance Fee Adjustment Rate would be multiplied by the fraction of 1/12 and that product would be multiplied by the Fund's average daily net assets for the 36-month period to arrive at the Performance Fee Adjustment.

   The computation of the Investment Performance of the Fund and the Investment Record of the Index will be made in accordance with Rule 205-1 under the Investment Advisers Act of 1940 or any other applicable rule as, from time to time, may be adopted or amended. These terms are currently defined as follows:

   The Investment Performance of the Fund is the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of any capital gains taxes paid or accrued during such period by the Fund for undistributed, realized long-term capital gains.

   The Investment Record of the Index is the sum of: (i) the change in the level of the Index during the period; and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Index.


                                 Management Fee

   Equity Index 500 Fund
   The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.20% of the average daily net asset value of the Fund.

   Extended Equity Market Index and Total Equity Market Index Funds Each Fund pays T. Rowe Price an annual all-inclusive fee in monthly installments of 0.40% of the average daily net assets of the Fund.

   Mid-Cap Equity Growth Fund
   The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the Fund.

   Blue Chip Growth, Equity Income, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds

   T. Rowe Price Spectrum Fund, Inc.
   The Funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   All Funds


 DISTRIBUTOR FOR FUND
 -------------------------------------------------------------------------------
   T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.

   All Funds


 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The Fund (other than Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the Investment Company Act of 1940. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that
   T. Rowe Price will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), Fleming International Fixed Interest Management Limited ("FIFIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM, FIFIM, and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

   The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
   Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

   The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Funds' independent Directors/ Trustees to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The Directors/Trustees have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.


                                      Other

   For the years 1997, 1996, and 1995, the total brokerage commissions paid by each Fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each Fund, or, in some cases, to each Fund, was as shown below.

                                     1997                1996                 1995
            Fund              Commissions   %     Commissions    %     Commissions     %
            ----              -----------   -     -----------    -     -----------     -
Balanced                      $ 1,276,793   9.7%  $   292,325   13.0%  $  392,293     14.8%
Blue Chip Growth                2,567,926  54.2       748,661   34.6      420,931     10.3
Capital Appreciation            1,734,274  35.4       886,009   46.6    1,922,697     32.4
Capital Opportunity               506,307  43.4       764,518   38.7      528,727     24.6
Diversified Small-Cap Growth      107,676   1.0           (a)  (a)            (a)    (a)
Dividend Growth                 1,620,702  42.3       478,131   28.6      373,298      9.6
Equity Income                   8,137,149  59.3     6,912,071   59.2    4,193,326     43.2
Equity Index 500                  150,827   0.0        37,146    0.0       98,198      0.1
Financial Services                839,766   3.2        60,862   10.5          (a)    (a)
Growth & Income                 2,971,378  29.1     1,874,214   42.7    1,431,194     44.7
Growth Stock                    5,523,460  53.9     5,630,241   48.7    4,769,565     42.6
Health Sciences                 1,040,908  31.2     1,488,623   20.4          (a)    (a)
Media & Telecommunications        357,871  26.8     1,659,735   15.0    1,069,973     22.6
Mid-Cap Equity Growth             140,756  21.9        24,079   12.0          (a)    (a)
Mid-Cap Growth                  4,686,813  32.3     3,149,050   27.9      924,702     16.5
Mid-Cap Value                     364,072  36.4        92,359   17.0          (a)    (a)
New America Growth              3,220,413  26.6     1,344,080   31.6    3,605,675     16.1
New Era                         3,029,701  43.0     2,500,868   45.2    1,259,196     42.7
New Horizons                   10,028,310  10.3    15,900,960    6.5    8,729,848      9.1
Real Estate                        35,421   0.8           (a)  (a)            (a)    (a)
Science & Technology            4,421,394  33.3     5,713,825   39.1    4,766,171     18.5
Small-Cap Stock                 1,742,106   8.3     1,044,665    5.5      873,954      7.5
Small-Cap Value                 2,503,146  19.1     1,289,012   31.8    1,321,168     14.4
Value                           1,200,103  66.0       780,033   57.4      270,119     32.3
--------------------------------------------------------------------------------------------

 (a) Prior to commencement of operations.



   On December 31, 1997, the Balanced Fund held common stock of J.P. Morgan with a value of $2,257,000. The Fund also held a bond of Lehman Brothers Holding, with a value of $1,625,000. The Fund also held a GMAC MTN valued at $81,000. In 1997, J.P. Morgan, Lehman Brothers Holding, and GMAC were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Blue Chip Growth Fund held common stock of Chase Manhattan with a value of $21,900,000, and a Morgan Stanley MTN valued at $5,005,000. In 1997, Chase Manhattan and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Equity Income Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust - $106,816,000; Chase Manhattan - $109,500,000; J.P. Morgan - $101,588,000; and
   Morgan Stanley (MTN) - $36,035,000. In 1997, Bankers Trust, Chase Manhattan, J.P. Morgan, and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Equity Index 500 Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust - $2,742,000; Citicorp - $14,318,000; Chase Manhattan - $11,498,000; J.P. Morgan - $4,961,000; and Merrill Lynch - $6,041,000. In 1997, Bankers Trust, Citicorp, Chase Manhattan, J.P. Morgan, and Merrill Lynch were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Financial Services Fund held common stock of the following regular brokers or dealers of the Fund: Chase Manhattan - $3,832,000; First Chicago NBD - $1,670,000; Morgan Stanley - $1,035,000; and
   Nations Bank Montgomery - $2,372,000. In 1997, Chase Manhattan, First Chicago NBD, Morgan Stanley, and NationsBank Montgomery were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Growth and Income Fund held common stock or the following regular brokers or dealers of the Fund: Chase Manhattan - $49,275,000; and Citicorp - $31,176,000. In 1997, Chase Manhattan and Citicorp were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Growth Stock Fund held common stock of Mellon Bank valued at $19, 703,000. In 1997, Mellon Bank was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   On December 31, 1997, the Growth & Income and Small-Cap Value Funds held Morgan Stanley Group MTN, both valued at $10,010,000, respectively. In 1997, The Morgan Stanley Group was among the Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

   The portfolio turnover rate for each Fund for the years ended 1997, 1996, and 1995, was as follows:

            Fund                 1997            1996           1995
            ----                 ----            ----           ----
Balanced                          15.5%         22.3%            12.6%
Blue Chip Growth                  23.7          26.3             38.1
Capital Appreciation              48.3          44.2             47.0
Capital Opportunity               85.0         107.3            136.9
Diversified Small-Cap Growth      13.4         (b)              (b)
Dividend Growth                   39.1          43.1             56.1
Equity Income                     23.9          25.0             21.4
Equity Index 500                   0.7           1.3              1.3
Financial Services                46.0           5.6(a)         (b)
Growth & Income                   15.7          13.5             26.2
Growth Stock                      40.9          49.0             42.5
Health Sciences                  104.4         133.1            (b)
Media & Telecommunications        38.6         102.9            118.9
Mid-Cap Equity Growth             41.0          31.3(a)         (b)
Mid-Cap Growth                    42.6          38.1             57.5
Mid-Cap Value                     16.0           3.9(a)         (b)
New America Growth                43.2          36.7             56.2
New Era                           27.5          28.6             22.7
New Horizons                      45.2          41.4             55.9
Real Estate                        8.4         (b)              (b)
Science & Technology             133.9         125.6            130.3
Small-Cap Stock                   22.9          31.1             57.8
Small-Cap Value                   14.6          15.2             18.1
Value                             67.2          68.0             89.7
--------------------------------------------------------------------------


    (a) Annualized.
    (b) Prior to commencement of operations.


   All Funds


 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.

   All Funds


 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the Fund's capital gain distributions, final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index 500, Growth & Income, Mid-Cap Value, Real Estate, Total Equity Market Index, and Value Funds) and annual dividend (other funds), if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days, although the exact timing is subject to change.

 TAX STATUS
 -------------------------------------------------------------------------------
   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

   A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   To the extent the Fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

   To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary. The Fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

   All Funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                         Cumulative Performance Percentage Change
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended     % Since      Inception
                        -----------  ------------  -------------     -------      ---------
                         12/31/97      12/31/97      12/31/97       Inception       Date
                         --------      --------      --------       ---------       ----
                                                                    12/31/97
                                                                    --------
S & P 500                 33.36%       151.63%        425.68%          --         --
Dow Jones Industrial
Average                   24.94        170.73         451.88           --         --
CPI                        2.02         14.02          40.21           --         --

Balanced Fund             18.97         88.98         249.95       34,026.64%     12/31/39
Blue Chip Growth Fund     27.56         --             --             158.97      06/30/93
Capital Appreciation
Fund                      16.20         99.74         286.01          342.85      06/30/86
Capital Opportunity
Fund                      15.87         --             --             106.73      11/30/94
Diversified Small-Cap
Growth Fund               --            --             --               7.10      06/30/97
Dividend Growth Fund      30.77        163.46          --             163.46      12/30/92
Equity Income Fund        28.82        148.29         380.25          593.49      10/31/85
Equity Index 500Fund      32.87        147.07          --             243.27      03/30/90
Financial Services
Fund                      41.44         --             --              60.39      09/30/96
Growth & Income Fund      23.53        129.19         361.04          696.12      12/21/82
Growth Stock Fund         26.57        135.19         324.68       21,416.77      04/11/50
Health Sciences Fund      19.41         --             --              51.36      12/29/95
Media &
Telecommunications
Fund(a)                   28.05         --             --              80.27      10/13/93
Mid-Cap Equity Growth
Fund                      18.39         --             --              37.45      07/31/96
Mid-Cap Growth Fund       18.33        163.61          --             228.30      06/30/92
Mid-Cap Value Fund        27.11         --             --              47.83      06/28/96
New America Growth
Fund                      21.10        128.00         483.90          616.98      09/30/85
New Era Fund              10.96        101.95         195.92        1,897.09      01/20/69
New Horizons Fund          9.77        144.39         435.12        7,285.94      06/03/60
Real Estate Fund          --            --             --               7.82      10/31/97
Science & Technology
Fund                       1.71        159.96         677.35          526.60      09/30/87
Small-Cap Stock Fund      28.81        147.32         370.38       30,079.00      06/01/56
Small-Cap Value Fund      27.92        150.59          --             309.53      06/30/88
Value Fund                29.25         --             --             139.48      09/30/94
--------------------------------------------------------------------------------------------

 (a) Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.


                            Average Annual Compound Rates of Return
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended     % Since      Inception Date
                        -----------  ------------  -------------     -------      --------------
                         12/31/97      12/31/97      12/31/97       Inception
                         --------      --------      --------       ---------
                                                                    12/31/97
                                                                    --------
S & P 500                 33.36%        20.27%        18.05%         --              --
Dow Jones Industrial
Average                   24.94         22.04         18.63          --              --
CPI                        2.02          2.66          3.44          --              --

Balanced Fund             18.97         13.57         13.34          10.58%          12/31/39
Blue Chip Growth Fund     27.56         --            --             23.53           06/30/93
Capital Appreciation
Fund                      16.20         14.84         14.46          13.81           06/30/86
Capital Opportunity
Fund                      15.87         --            --             26.54           11/30/94
Diversified Small-Cap
Growth Fund               --            --            --             --              06/30/97
Dividend Growth Fund      30.77         21.38         --             21.38           12/30/92
Equity Income Fund        28.82         19.95         16.99          17.25           10/31/85
Equity Index 500 Fund     32.87         19.83         --             17.23           03/30/90
Financial Services
Fund                      41.44         --            --             45.87           09/30/96
Growth & Income Fund      23.53         18.04         16.51          14.80           12/21/82
Growth Stock Fund         26.57         18.65         15.56          11.91           04/11/50
Health Sciences Fund      19.41         --            --             22.96           12/29/95
Media &
Telecommunications
Fund(a)                   28.05         --            --             15.00           10/13/93
Mid-Cap Equity Growth
Fund                      18.39         --            --             25.15           07/31/96
Mid-Cap Growth Fund       18.33         21.39         --             24.11           06/30/92
Mid-Cap Value Fund        27.11         --            --             29.53
New America Growth
Fund                      21.10         17.92         19.30          17.44           09/30/85
New Era Fund              10.96         15.09         11.46          10.90           01/20/69
New Horizons Fund          9.77         19.57         18.26          12.13           06/03/60
Real Estate Fund          --            --            --             --              10/31/97
Science & Technology
Fund                       1.71         21.05         22.76          19.60           09/30/87
Small-Cap Stock Fund      28.81         19.85         16.75          14.72           06/01/56
Small-Cap Value Fund      27.92         20.17         --             15.99           06/30/88
Value Fund                29.25         --            --             30.81           09/30/94
-------------------------------------------------------------------------------------------------



 (a) Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.

                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broadbased index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits

   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   Balanced Fund

   On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the Securities & Exchange Commission requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

   On July 28, 1997, the Fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the Fund was known as New Age Media Fund, Inc.

   Small-Cap Stock Fund

   Effective May 1, 1997, the Fund's name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

   Equity Index 500 Fund

   Effective January 30, 1998, the Fund's name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

   All Funds except Capital Appreciation, Equity Income and New America Growth Funds


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/ trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/ trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

   Capital Appreciation, Equity Income, and New America Growth Funds


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassesable, except as set forth below. The Trust may be terminated
   (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

   All Funds


 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shereff, Friedman, Hoffman, & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   Blue Chip Growth, Diversified Small-Cap Growth, Dividend Growth, Equity Income, Growth & Income, Media & Telecommunications, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, New America Growth, New Era, and Real Estate Funds

   Price Waterhouse LLP, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to the Fund.

   Balanced, Capital Appreciation, Capital Opportunity, Equity Index 500, Extended Equity Market Index, Financial Services, Growth Stock, Health Sciences, New Horizons, Science & Technology, Small-Cap Stock, Small-Cap Value, Total Equity Market Index, and Value Funds

   Coopers & Lybrand L.L.P., 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are independent accountants to the Fund.

   The financial statements of the Funds (except for Extended Market Index and Total Equity Market Index Funds) for the year ended December 31, 1997, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1997. The audited financial statements of the T. Rowe Price Diversified Small-Cap Growth Fund, Inc., for the period June 30, 1997 (commencement of operations) to December 31, 1997, and for the
   T. Rowe Price Real Estate Fund, Inc., for the period October 31, 1997 (commencement of operations) to December 31, 1997, are included in their Annual Reports for the period ended December 31, 1997. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1997, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                               CAPITAL       EQUITY     NEW AMERICA   NEW ERA
                               APPRECIATION  INDEX 500  GROWTH        -------
                               ------------  ---------  ------
Report of Independent
Accountants                         26          32           20          23
Statement of Net Assets,
December 31, 1997                 12-19        11-25       11-14        11-16
Statement of Operations, year
ended
December 31, 1997                   20          26           15          17
Statement of Changes in Net
Assets, years ended
December 31, 1997 and
December 31, 1996                   21          27           16          18
Notes to Financial
Statements, December 31, 1997     22-25        28-31       17-19        19-22
Financial Highlights                11          10           10          10



                                   SMALL-CAP   MEDIA &           DIVIDEND
                                   STOCK       TELECOMMUNICATIONSGROWTH     BALANCED
                                   -----                ---------------     --------
Report of Independent Accountants      26             18            24          47
Statement of Net Assets, December
31, 1997                             11-20          10-12          10-17      11-40
Statement of Operations, year
ended
December 31, 1997                      21             13            18          41
Statement of Changes in Net
Assets, years ended
December 31, 1997 and December
31, 1996                               22             14            19          42
Notes to Financial Statements,
December 31, 1997                    23-25          15-17          20-23      43-46
Financial Highlights                   10             9              9          10



                                       VALUE  CAPITAL
                                       -----  OPPORTUNITY
                                              -----------
Report of Independent Accountants       21        20
Statement of Net Assets, December 31,
1997                                   8-14      10-14
Statement of Operations, year ended
December 31, 1997                       15        15
Statement of Changes in Net Assets,
years ended
December 31, 1997 and December 31,
1996                                    16        16
Notes to Financial Statements,
December 31, 1997                      17-20     17-19
Financial Highlights                     7         9



                                         EQUITY   GROWTH &   GROWTH  MID-CAP
                                         INCOME   INCOME     STOCK   GROWTH
                                         ------   ------     -----   ------
Report of Independent Accountants          25        23        24        22
Portfolio of Investments, December 31,
1997                                      9-17      8-15     10-17     10-15
Statement of Assets and Liabilities,
December 31, 1997                          18        16        18        16
Statement of Operations, year ended
December 31, 1997                          19        17        19        17
Statement of Changes in Net Assets,
years ended
December 31, 1997 and December 31, 1996    20        18        20        18
Notes to Financial Statements, December
31, 1997                                  21-24     19-22    21-23     19-21
Financial Highlights                        8         7        9         9

                                 NEW       SMALL-CAP   BLUE CHIP   SCIENCE &
                                 HORIZONS  VALUE       GROWTH      TECHNOLOGY
                                 --------  -----       ------      ----------
Report of Independent
Accountants                         33         27          26           19
Portfolio of Investments,
December 31, 1997                 12-25       9-19       11-18        10-12
Statement of Assets and
Liabilities,
December 31, 1997                   26         20          19           13
Statement of Operations, year
ended
December 31, 1997                   27         21          20           14
Statement of Changes in Net
Assets, years ended
December 31, 1997 and December
31, 1996                            28         22          21           15
Notes to Financial Statements,
December 31, 1997                 29-32      23-26       22-25        16-18
Financial Highlights                11         8           10           9



                                               FINANCIAL
                                               SERVICES
                                               --------
Report of Independent Accountants                  21
Statement of Net Assets, December 31, 1997       11-14
Statement of Operations, December 31, 1997         15
Statement of Changes in Net Assets, December
31, 1997 and September 30, 1996 (commencement
of operations) to December 31, 1996                16
Notes to Financial Statements, December 31,
1997                                             17-20
Financial Highlights                               10



                                                 HEALTH
                                                 SCIENCES
                                                 --------
Report of Independent Accountants                   27
Portfolio of Investments, December 31, 1997       14-19
Statement of Net Assets, December 31, 1997          20
Statement of Operations, December 31, 1997          21
Statement of Changes in Net Assets, December
31, 1997 and December 31, 1995 (commencement of
operations) to December 31, 1996                    22
Notes to Financial Statements, December 31,
1997                                              23-26
Financial Highlights                                13



                                                   MID-CAP
                                                   VALUE
                                                   -----
Report of Independent Accountants                    24
Statement of Net Assets, December 31, 1997          10-17
Statement of Operations, December 31, 1997           18
Statement of Changes in Net Assets, December 31,
1997 and June 28, 1996 (commencement of
operations) to December 31, 1996                     19
Notes to Financial Statements, December 31, 1997    20-23
Financial Highlights                                  9

                                                 MID-CAP
                                                 EQUITY
                                                 GROWTH
                                                 ------
Report of Independent Accountants                   14
Statement of Net Assets, December 31, 1997         7-9
Statement of Operations, December 31, 1997          10
Statement of Changes in Net Assets, December
31, 1997 and July 31, 1996 (commencement of
operations) to December 31, 1996                    11
Notes to Financial Statements, December 31,
1997                                              12-13
Financial Highlights                                6



                                             DIVERSIFIED
                                             SMALL-CAP
                                             GROWTH
                                             ------
Report of Independent Accountants                 27
Statement of Net Assets, December 31, 1997       9-21
Statement of Operations, period from June
30, 1997 (commencement of operations) to
December 31, 1997                                 22
Statement of Changes in Net Assets, period
from June 30, 1997 (commencement of
operations) to December 31, 1997                  23
Notes to Financial Statements, December 31,
1997                                            24-26
Financial Highlights, period from June 30,
1997 (commencement of operations) to
December 31, 1997                                 8



                                              REAL ESTATE
                                              -----------
Report of Independent Accountants                 16
Portfolio of Investments, December 31, 1997       7-9
Statement of Assets and Liabilities,
December 31, 1997                                 10
Statement of Operations, period from October
31, 1997 (commencement of operations) to
December 31, 1997                                 11
Statement of Changes in Net Assets, period
from October 31, 1997 (commencement of
operations) to December 31, 1997                  12
Notes to Financial Statements, December 31,
1997                                             13-15
Financial Highlights, period from October
31, 1997 (commencement of operations) to
December 31, 1997                                  6




 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                   Moody's Investors Services, Inc. (Moody's)

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                       Standard & Poor's Corporation (S&P)

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                          Fitch Investors Service, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.